EXHIBIT 3b




Bylaws of BellSouth Corporation

BELLSOUTH CORPORATION

Incorporated under the Laws

of the State of Georgia

on October l3, l983

Adopted

October 24, l983



BY-LAWS


As Amended

February 28, 1994














                               Secretary's Department
                               19A01 Campanile Building
                               1155 Peachtree Street, N.E.
Atlanta, Georgia  30309-3610

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CONTENTS




                Article I......Shareholders


                Article II.....Directors


                Article III....Officers


                Article IV.....Stock


                Article V......Business Combinations


                Article VI.....Seal


                Article VII....Indemnity


                Article VIII...Amendment of By-laws

BY-LAWS

OF

BELLSOUTH CORPORATION

ARTICLE I

Shareholders

  Section l. Annual Meeting. The annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time and place as the Board of Directors may by resolution provide. Notice of any nominations of persons for election to the Board of Directors or of any other business to be brought before an annual meeting of shareholders by a shareholder must be provided in writing to the Secretary of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the date of the meeting. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected, and evidence reasonably satisfactory to the Company that such nominee has no interests that would limit their ability to fulfill their duties of office; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation that are owned beneficially and held of record by such shareholder and such beneficial owner.

  Section 2. Special Meeting. A special meeting of the shareholders may be called at any time by the Board of Directors or the Chief Executive Officer and shall be called upon written request to the Chief Executive Officer or Secretary, signed by the holders of at least two-thirds of the outstanding shares entitled to vote at such meeting. Such written request shall specify the time and purpose of the proposed meeting.

  Section 3. Notice of Meetings of Shareholders. Written notice of each meeting of shareholders, stating the place and time of the meeting, shall be mailed to each shareholder entitled to vote at such meeting at such shareholder's address shown on the records of the Corporation not less than thirty nor more than fifty days prior to such meeting. If the notice is for a special meeting, the notice shall also include the purpose or purposes for which the special meeting is being called and shall indicate that the notice is being issued by or at the direction of the person or persons calling the meeting.
Failure to receive notice of any meeting of shareholders shall not invalidate the meeting. Notice of any meeting may be given by or at the direction of the Chairman, the President, the Secretary or by the person or persons calling such meeting.

  Section 4. Quorum; Required Shareholder Vote. A quorum for the transaction of business at any meeting of the shareholders shall exist when the holders of forty per centum of the outstanding shares entitled to vote are represented either in person or by proxy. At any duly constituted meeting, or at any adjournment thereof, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless a greater vote is required by law, by the Articles of Incorporation or by these By-laws. The holders of a majority of the voting shares represented at a meeting may adjourn such meeting to another time or place despite the absence of a quorum.

  Section 5. Ballots. All elections by shareholders shall be by ballot.

  Section 6. Proxies. A shareholder may vote either in person or by a proxy which such shareholder has duly executed in writing.

  Section 7. Inspectors of Elections. The Board of Directors, in advance of any shareholders' meeting, shall appoint an Inspector or Inspectors to act at the meeting or any adjournment, thereof. Any vacancy may be filled by appointment of the Board in advance of the meeting or at the meeting by the person presiding thereat.

ARTICLE II

Directors

  Section l. Power of Directors. The Board of Directors shall direct the management of the business and affairs of the Corporation and may exercise all of the powers of the Corporation, subject to any restrictions imposed by law, by the Articles of Incorporation or by these By-laws.

  Section 2. Composition of the Board. The Board of Directors of the Corporation shall consist of sixteen (16) natural persons of the age of eighteen years or over. The Directors shall be divided into three classes (of at least three directors each), as nearly equal in number of directors as possible, with the term of each class to be three years. Each Director shall hold office for the term for which elected, which term shall end at an Annual Meeting of Shareholders, and until his successor shall have been elected and qualified, or until his earlier retirement, resignation, removal from office, or death. The authorized number of directors may be increased or decreased from time to time by vote of a majority of the then authorized number of directors or by the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided, however, that such number shall not be less than nine.

  Section 3. Election of Chairman of the Board and Vice Chairmen of the Board. The Board of Directors may elect from among their number a Chairman of the Board, and may also elect from among their number a Vice Chairman or Vice Chairmen of the Board (referred to in these By-laws as a "Vice Chairman" or "Vice Chairmen").

  Section 4. Chairman of the Board. The Chairman of the Board (referred to in these By-laws as the "Chairman") shall preside, when present, at all meetings of the Board of Directors and shall have such other powers and duties as may be conferred upon or assigned to the Chairman by the Board of Directors.

  Section 5. Vice Chairmen of the Board. The Vice Chairman (or if there be more than one Vice Chairman, the Vice Chairman designated by the Chairman) of the Board, shall preside at meetings of the Board of Directors in the absence of the Chairman and at meetings of the Shareholders in the absence of the Chief Executive Officer, and shall perform such other duties as the Board or Chairman may assign.

  Section 6. Meetings of the Board; Notice of Meetings; Waiver of Notice. The Annual Meeting of the Board of Directors, for the purpose of electing officers and transacting such other business as may be brought before the meeting, shall be held each year immediately following the Annual Meeting of the shareholders. Regular meetings shall be held at such times and places as the Board of Directors or Committees may determine, and no notice of such regular meetings need be given. Special meetings of the Board of Directors may be called at any time by the Chief Executive Officer or by any two members of the Executive Committee, and shall be called by the Chief Executive Officer or the Secretary upon request in writing signed by two or more directors and specifying the purpose or purposes of the meeting.

Notice of the time and place of such special meetings shall be given to each Director, in person or by first class mail, telegraph, cablegram or telephone, or by any other means customary for expedited business communications, at least two
(2) days before the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be stated in the notice of such meeting.

  Section 7. Quorum; Vote Requirement. One-third of the number of Directors fixed in these By-laws at any time shall constitute a quorum for the transaction of business at any meeting. When a quorum is present, the vote of a majority of the Directors present shall be the act of the Board of Directors, unless a greater vote is required by law, by the Articles of Incorporation or by these By-laws.

  Section 8. Action of Board Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent, setting forth the action so taken,is signed by all the Directors or committee members and filed with the minutes of the proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous affirmative vote of the Board of Directors or committee, as the case may be.

  Section 9. Committees. The Board of Directors, by resolution adopted by a majority of all of the Directors, may designate from among its members an Executive Committee and other committees, each composed of three (3) or more Directors, and may fix the quorum thereof. Any committee so designated shall serve at the pleasure of and may exercise such authority as is delegated by the Board of Directors, provided that no committee shall have the authority of the Board of Directors to
(1) approve or propose to shareholders action required to be approved by shareholders, (2) fill vacancies on the board of directors or on any of its committees, (3) amend the Articles of Incorporation, (4) adopt, amend, or repeal By-laws, or
(5) approve a plan of merger not requiring shareholder approval.

  Section l0. Executive Committee. The Executive Committee shall consist of the Chairman and the President and such other Directors as are designated from time to time by the Board of Directors. The Chief Executive Officer may designate an Alternate Chairman who shall preside during the absence or disability of the Chief Executive Officer. The Executive Committee shall, except as otherwise provided herein, by law or by resolution of the Board of Directors, have all the authority of the Board of Directors during the intervals between the meetings of the Board of Directors.

  Section ll. Vacancies. A vacancy occurring in the Board of Directors by reason of the removal of a Director by the shareholders shall be filled by the shareholders, or, if authorized by the shareholders, by the remaining Directors. Any other vacancy occurring in the Board of Directors, including, without limitation, any vacancy occurring by reason of an amendment to these By-laws increasing the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors, or, if the vacancy is not so filled, or if no director remains, by the shareholders. A Director elected to fill a vacancy shall serve for the unexpired term of his predecessor in office or, if such vacancy occurs by reason of an amendment to these By-laws increasing the number of Directors, until the next election of Directors by the shareholders and the election and qualification of the successor.

  Section l2. Telephone Conference Meetings.  Members of the
Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board or committee by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

  Section l3. Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or all directors, may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.


ARTICLE III

Officers

  Section l. Executive Structure. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board, if there be one, a President, a Vice Chairman or Vice Chairmen of the Board, if there be any and if elected as an officer or officers of the Corporation, such number of Executive Vice Presidents and Vice Presidents as the Board of Directors shall from time to time determine, a Secretary, a Treasurer, a Comptroller and such other officers or assistant officers as may be elected or appointed by the Board of Directors. The Board shall designate either the Chairman or the President as the Chief Executive Officer of the Corporation and may designate a Chief Operating Officer. Each officer shall hold office for the term for which such officer has been elected or appointed and until such officer's successor has been elected or appointed and has qualified, or until such officer's earlier resignation, removal from office, or death. Any two or more offices may be held by the same person, except that neither the Chairman nor the President shall serve as Secretary or Assistant Secretary.

  Section 2. Chief Executive Officer. The Chief Executive Officer shall, under the direction of the Board of Directors, have responsibility for the general direction of the Corporation's business, policies and affairs. The Chief Executive Officer shall preside, when present, at all meetings of the shareholders and at all meetings of the Executive Committee. The Chief Executive Officer shall have such other authority and perform such other duties as usually appertain to the chief executive office in business corporations or as are provided by the Board of Directors. The Chief Executive Officer shall be empowered at any time and from time to time to issue and promulgate rules, regulations and directives relating to the conduct of the business and affairs of the Corporation, and the Secretary of the Corporation shall maintain a record of such rules, regulations and directives.

  Section 3. Chief Operating Officer. If there be one, the Chief Operating Officer shall, under the direction of the Chief Executive Officer, have direct superintendence of the Corporation's business, policies, properties and affairs. The Chief Operating Officer shall have such further powers and duties as from time to time may be conferred upon or assigned to such officer by the Board of Directors or the Chief Executive Officer. In the absence or disability of the Chief Executive Officer, the Chief Operating Officer shall perform the duties and exercise the powers of the Chief Executive Officer.

  Section 4. President. The President shall have such powers and duties as from time to time may be conferred upon or assigned to the President by the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer).

  Section 5. Vice Presidents. The Executive Vice Presidents, if any, and Vice Presidents shall have such powers and duties as from time to time may be conferred upon or assigned to them by the Board of Directors, the Chairman, or the President. An Executive Vice President or other officer may be responsible for the assignment of duties to subordinate Vice Presidents.

  Section 6. Secretary. The Secretary shall send all requisite notices of meetings of the shareholders, the Board of Directors, and the Executive Committee. The Secretary shall attend all meetings of the shareholders, the Board of Directors, and the Executive Committee, and shall keep a true and faithful record of the proceedings. The Secretary shall have custody of the seal of the Corporation, and of all records, books, documents, and papers of the Corporation, except those required to be in the custody of the Treasurer or the Comptroller and except such subsidiary records as may be kept in departmental offices. The Secretary shall sign and execute all documents which require his signature and execution, and shall affix the seal of the Corporation thereto and attest the same when necessary. Assistant Secretaries shall have such of the authority and perform such of the duties of the Secretary as may be provided in these By-laws or assigned to them by the Board of Directors or by the Secretary. During the Secretary's absence or inability, the Secretary's authority and duties shall be possessed by such Assistant Secretary or Assistant Secretaries as the Board of Directors, or the Secretary with the approval of the Chairman, or the President may designate.

  Section 7. Treasurer. The Treasurer shall receive and have charge of all funds and securities of the Corporation. The Treasurer shall deposit the funds to the credit of the Corporation in such depositories as shall be approved from time to time by the Chairman, the President, the Executive Vice President or Vice President responsible for financial matters, or the Treasurer, and the Treasurer shall disburse the same only on written approval of the Comptroller or the Comptroller's duly authorized representative, or under such other rules and regulations and upon such other disbursement instruments as the Chairman or the Executive Vice President or Vice President responsible for financial matters may adopt or authorize. The Treasurer shall keep full and regular books showing all the Treasurer's receipts and disbursements. Assistant Treasurers shall have such of the authority and perform such of the duties of the Treasurer as may be provided in these By-laws or assigned to them by the Board of Directors or by the Treasurer. During the Treasurer's absence or inability, the Treasurer's authority and duties shall be possessed by such Assistant Treasurer or Assistant Treasurers as the Board of Directors, or the Treasurer upon the approval of the Chairman, the President or the officer responsible for financial matters, may designate. The Treasurer and each Assistant Treasurer shall give such security for the faithful performance of such officer's duties as the Board of Directors may require.

  Section 8. Comptroller. The Comptroller shall be the principal accounting officer of the Corporation and shall have custody and charge of all books of account, except those required by the Treasurer in keeping record of the work of the Treasurer's office, and shall have supervision over such subsidiary accounting records as may be kept in departmental offices. The Comptroller shall have access to all books of account, including the records of the Secretary and the Treasurer, for obtaining information necessary to verify or complete the records of the Comptroller's office. The Comptroller or a duly authorized representative shall certify to the authorizations and approvals pertaining to all vouchers; and no payments from the general cash shall be made by the Treasurer except on vouchers bearing the written approval of the Comptroller or an authorized representative, unless the Board of Directors, the Chairman or other officer responsible for financial matters provides otherwise. Assistant Comptrollers shall have such of the authority and perform such of the duties of the Comptroller as may be provided in these By-laws or assigned to them by the Board of Directors or by the Comptroller. During the Comptroller's absence or inability, the Comptroller's authority and duties shall be possessed by such Assistant Comptroller or Assistant Comptrollers as the Board of Directors, or the Comptroller upon the approval of the Chairman, the President or other officer responsible for financial matters may designate.

  Section 9. Other Duties and Authority. Each officer, employee and agent of the Corporation shall have such other duties and authority as may be conferred upon such officer by the Board of Directors or delegated to such officer by the Chairman, the President or the responsible officer.

  Section 10. Removal of Officers. Any officer may be removed at any time by the Board of Directors with or without cause, and such vacancy may be filled by the Board of Directors.

  Section ll. Appointed Officers. The Board of Directors, the Chairman, the President, or the officer responsible for administrative matters may, from time to time, appoint individuals to serve in such designated capacities for the Corporation (such as Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Assistant Comptroller) as may be deemed appropriate. Each appointed officer shall perform such duties and shall have such authority as shall be delegated to such officer from time to time by the officer of the Corporation to whom such appointed officer is responsible. Any duty or authority delegated to any appointed officer pursuant to this Section may be withdrawn, with or without cause, at any time by the Board of Directors, the Chairman, the President, the officer responsible for administrative matters or such officer delegating such duty or authority to the appointed officer.


ARTICLE IV

Stock

  Section l. Stock Certificates. The shares of stock of the Corporation shall be represented by certificates in such form as may be approved by the Board of Directors, which certificates shall be signed or signed by facsimile by the Chairman or President and the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer of the Corporation; and which shall be sealed with the seal of the Corporation or a facsimile thereof. No share certificate shall be issued until the consideration for the shares represented thereby has been fully paid or otherwise provided for.

  Section 2. Transfer of Stock. Shares of stock of the Corporation shall be transferred on the books of the Corporation upon surrender to the Corporation of certificates representing the shares to be transferred accompanied by an assignment in writing of such shares properly executed by the shareholder of record or such shareholder's duly authorized attorney-in-fact and with all taxes on the transfer having been paid. The Corporation may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper. The Board of Directors may make such rules concerning the issuance, transfer and registration of stock, the cancellation of stock and certificates, and requirements regarding the replacement of lost, destroyed or wrongfully taken stock certificates (including any requirement of an indemnity bond prior to issuance of any replacement certificate) as it deems appropriate.

  Section 3. Registered Shareholders. The Corporation may deem and treat the holder of record of any stock as the absolute owner for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

  Section 4. Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors of the Corporation may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in the case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

ARTICLE V

Business Combinations

  Section 1. All of the requirements within Article 11 of Chapter 2 of Title 14 of the Official Code of Georgia
Annotated, in the form enacted and amended by Georgia Laws, l985, Page 527, shall be applicable to business combinations of the Corporation.

  Section 2. All of the requirements within Article 11A of Chapter 2 of Title 14 of the Official Code of Georgia Annotated in the form enacted by Georgia Laws 1988, Page 158, shall be applicable to business combinations of the Corporation.

ARTICLE VI

Seal

  The common seal of the Corporation shall bear within concentric circles the words "BellSouth Corporation" with the word "Seal" in the center. The seal and its attestation may be by facsimile.


ARTICLE VII

Indemnity

  Section 1. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including reasonable attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the maximum extent permitted by, and in the manner provided by, the Georgia Business Corporation Code.

  Section 2. The Board of Directors is expressly authorized on behalf of the Corporation to enter indemnity agreements between the Corporation and any director or officer of the Corporation, or any person serving at the request of the Corporation as a director, officer, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or enterprise, in form and content acceptable to the Board and substantially in the form of agreement submitted to and approved by the shareholders of the Corporation. Such agreements may provide that the Corporation shall indemnify such persons and provide for procedural rights intended to assure that appropriate indemnification is available against expenses (including reasonable attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such persons in connection with such action, suit or proceeding. No indemnification may be made for liability
(i) for any appropriation, in violation of a director's duties, of any business opportunity of the Corporation, (ii) for acts or omissions not in good faith or constituting intentional misconduct or a knowing violation of law, (iii) for the types of liability set forth in Section 14-2-154 of the Georgia Business Corporation Code, or (iv) for any transaction from which the person derived an improper personal benefit.



ARTICLE VIII

Amendment of By-laws

  The Board of Directors shall have the power to alter, amend or repeal the By-laws or adopt new by-laws, but any by-laws adopted by the Board of Directors may be altered, amended or repealed and new by-laws adopted by the shareholders. The shareholders may prescribe that any by-law or by-laws adopted by them, including, without limitation, a by-law establishing the number of Directors, shall not be altered, amended or repealed by the Board of Directors. Action by the Board of Directors with respect to the By-laws shall be taken by an affirmative vote of a majority of all of the Directors then in office. Action by the shareholders with respect to the By-laws shall be taken by an affirmative vote of a majority of the shares entitled to vote at an election of Directors.

  Notwithstanding the preceding sentence, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, Section 2 or l3 of Article II of these By-laws, or this sentence.












[/DOCUMENT]
[DESCRIPTION] EXHIBIT 10C-1



EXHIBIT 10c-1




Amendment dated January 1, 1994 to the BellSouth Corporation

Executive Long Term Disability and Survivor Protection Plan

BELLSOUTH
EXECUTIVE LONG TERM
DISABILITY AND SURVIVOR PROTECTION PLAN





























11/01/83
Revised 01/01/94

BELLSOUTH CORPORATION
EXECUTIVE LONG TERM DISABILITY
AND
SURVIVOR PROTECTION PLAN



TABLE OF CONTENTS




                                                                Page

Section 1     Definition...........................................1
Section 2     Disability Allowance.................................4
Section 3     Group Life Insurance Benefit........................10
Section 4     Medical Expense Benefit.............................11
Section 5     Claim and Appeals...................................11
Section 6     General Provision...................................11














11/03/83

BellSouth Corporation
Executive Long Term Disability and
Survivor Protection Plan
Section 1.    Definitions
1. "Plan" shall mean the BellSouth Corporation's Executive Long Term Disability and Survivor Protection Plan.

2. "Company" shall mean the BellSouth Corporation, a Georgia corporation, or its successors.

3.   "Pension Plan" shall mean the BellSouth Personal Retirement Account    *
     Pension Plan.

4.   "Disability Benefit Plan" shall mean the Company's Short Term          *
     Disability Plan and Long-Term Disability Plan.                         *

5. "Supplemental Executive Retirement Plan" shall mean the BellSouth Supplemental Executive Retirement Plan.

6.   "Short Term Plan" shall mean the Company's Short Term Incentive Plan.

7.   "Committee" shall mean the Employee's Benefit Committee, appointed by
     the Company, which shall administer the Plan.                          *


- -1-
01/01/85
*Revised 01/01/94

8.   (a) "Participant," for purposes of the disability allowance under      *
         section 2, shall mean an employee on the active rolls of the Company on or after the effective date of the Plan and who holds a position that the Company's Board of Directors has designated to be within the Company's Executive Group.

     (b) "Participant," for purposes of the BellSouth Group Life Plan
         benefit under Section 3, shall mean a former employee of the        *
         Company who was a participant under paragraph 8(a) above on the last day of employment, if such former employee is eligible to
         receive a disability allowance under Section 2, or is eligible     *
         to receive a Minimum Retirement Benefit under the Supplemental Executive Retirement Plan.

     (c) "Participant," for purposes of the medical benefits under Section  *
         4, shall mean a former employee of the Company who was             *
         a participant under paragraph 8(a) above on the last day of employment, if such former employee is eligible to receive a Disability Allowance under Section 2.

     (d) For purposes of paragraphs 8(b), and 8(c), above, a former employee shall be considered to be eligible to receive Disability Allowance under Section 2 or a Minimum Retirement Benefit under the Supplemental Executive Retirement Plan if he has met the conditions specified in Section 2 or the Supplemental Executive

- -2-
01/01/85
*Revised 01/01/94

         Retirement Plan, even though the receipt of other benefits by such former employee precludes his receipt of any benefits under
         Section 2 or the Supplemental Executive Retirement Plan.

9. "Term of Employment" shall have the same meaning as the meaning assigned to such expression in the Pension Plan.

10.  (a) "Annual Basic Pay," shall mean the participant's annual base salary rate (including those amounts previously deferred pursuant to other plans) as determined by the Company on the last day the participant was on the active payroll plus an amount determined with reference to the Short Term Incentive Plan, but excluding all
         other payments and all cash payments and distributions made under   *
         the BellSouth Executive Long Term Incentive Plan or Shareholder     *
         Return Cash Plan.  The amount determined with reference to the

         Short Term Incentive Plan shall be the lesser of the participant's standard short term award in effect on the last day the participant was on the active payroll or 60% of the participant's annual base salary rate (including those amounts previously
         deferred pursuant to other plans) on the last day participant       *
         was on active payroll.




- -3-
01/01/85
*Revised 01/01/94

11. The use of personal pronouns of the masculine gender in the Plan is intended to include both masculine and feminine genders.

Section 2.    Disability Allowance
1.       (a)  A participant shall be considered to be "disabled" at any
         time during the first twenty-six week period following the onset   *
         of a physical or mental impairment, if such impairment prevents the participant from meeting the performance requirements of the position held immediately preceding the onset of the physical or mental impairment.

         (b)  A participant shall be considered to be "disabled" after the
         first twenty-six week period following the onset of a physical or   *
         mental impairment if such impairment prevents the participant from meeting the performance requirements of (1) the position held immediately preceding the onset of the physical or mental impairment, (2) a similar position, or (3) any appropriate position within the Company which the participant would otherwise be capable of performing by reason of the participant's background and experience.





- -4-
09/30/83
*Revised 01/01/94

         (c) The Committee shall make the determination of whether a participant is disabled within the meaning of paragraphs (a) and
         (b) above and its determinations shall be final and conclusive.     *

2. A participant who is disabled during a period described in paragraph 1(a) shall be eligible to receive a monthly disability allowance equal to 100 percent of the participant's monthly base salary rate (including those amounts previously deferred pursuant to other plans) on the last day the participant was on the active payroll, reduced by any amounts described in paragraph 5(a) of this Section 2 which are attributable to the period for which benefits are provided under this paragraph.

3. A participant who is disabled during a period described in paragraph 1(b) shall, prior to his sixty-fifth birthday, be eligible to receive
     a monthly disability allowance equal to the greater of (i) sixty       *
     percent or (ii) the percentage determined by adding ten percentage     |
     points to participant's income replacement percentage under the basic | Company-sponsored long-term disability coverage, of the participant's * monthly base salary rate (including those amounts previously deferred pursuant to other plans) on the last day the participant was on the active payroll, reduced by any amounts described in paragraph 5(b) of this Section 2 which are attributable to the period for which benefits are provided under this paragraph.

- -5-

09/30/83
*Revised 01/01/94

4. A participant who is disabled during a period described in paragraph 1(b) shall commencing with his sixty-fifth birthday or the start of the period described in paragraph 1(b), if later, be eligible to receive a monthly disability allowance equal to the greater of:

         (i) one and one-quarter percent of the participant's annual basic pay, as defined in paragraph 10 of Section 1, on the last day the participant was on the active payroll, or

         (ii) if the participant's term of employment has been five years or more, ninety percent of the sum of (a) the monthly pension the participant would have been entitled to receive commencing at age sixty-five under the Company's Pension Plan as in effect on the last day the participant was on the
              active payroll, but ignoring any minimum service requirements for eligibility to a service pension, if the period after the last day the participant was on the active payroll and prior to the participant's sixty-fifth birthday had been included
              in the participant's term of employment under the Pension      *
              Plan, plus (b) the monthly pension the participant would have been entitled to receive commencing at age 65 under the Supplemental Executive Retirement Plan as in effect on the last day the participant was on the active payroll, but
              ignoring any minimum service requirements for eligibility to a pension if the period after the last day the participant was on the
- -6-
01/01/85
*Revised 01/01/94
              active payroll and prior to the participant's sixty-fifth birthday had been included in the participant's term of
              employment under the Supplemental Executive Retirement Plan,   *
              reduced by any amounts described in paragraph 5(c) of this
              Section 2 which are attributable to the period for which benefits are provided under this paragraph.

5.   (a) The disability allowance determined for any period under paragraph
         2 of this Section 2 shall be reduced by the sum of the following benefits received by the participant which are attributable to the period for which such disability allowance is provided: a
         service, deferred vested, or disability pension under the Pension   *
         Plan or the Supplemental Executive Retirement Plan, a disability    *
         benefit under the disability benefit plan, any worker's             *
         compensation benefit, plus any other benefit payments required by law on account of the participant's disability.

         However, no reduction shall be made on account of any pension
         under the Pension Plan or the Supplemental Executive Retirement    *
         Plan at a rate greater than the rate of such pension on the date the participant first received such pension after his disability.





- -7-
01/01/85
*Revised 01/01/94

     (b) The disability allowance determined for any period under paragraph
         3 of this Section 2 shall be reduced by the sum of the following benefits received by the participant which are attributable to the
         period for which such disability allowance is provided:  a         *
         service, deferred vested, or disability pension under the Pension  |
         Plan or the Supplemental Executive Retirement Plan, a disability   |
         benefit under the disability benefit plan, any other retirement    |
         income payments from the Company, any worker's compensation        |
         benefit, plus any Social Security Insurance Benefit.               *
         However, no reduction shall be made on account of any pension under the Pension Plan or the Supplemental Executive Retirement
         Plan at a rate greater than the rate of such pension on the date the participant first received such pension after his disability, and no reduction shall be made on account of any Social Security Benefit at a rate greater than the rate which the participant would have first been eligible to receive after his disability and as if no other member of his family were eligible for any Social Security Benefit.

         Furthermore, the Board of Directors of the Company, in its discretion, may reduce the disability allowance by the amount of outside compensation or earnings of the participant for work performed by the participant during the period for which such disability allowance is provided.


- -8-
01/01/85
*Revised 01/01/94

     (c) The disability allowance determined for any period under paragraph
         4 of this Section 2 shall be reduced by the sum of the following benefits received by the participant which are attributable to the
         period for which such disability allowance is provided:  a         *
         service, deferred vested, or disability pension under the Pension | Plan or the Supplemental Executive Retirement Plan, a disability | benefit under the disability benefit plan, any other retirement | income payments from the Company, plus any worker's compensation | benefit. However, no reduction shall be made on account of any |
         pension under the Pension Plan or the Supplemental                 *
         Executive Retirement Plan at a rate greater than the rate of such pension on the date the participant first received such pension after his disability.

6. For purposes of paragraphs 1(a) and 1(b) of this Section 2, the measurement of time following the onset of a physical or mental impairment shall coincide with the measurement of time used to calculate periods of disability benefits under the disability benefit
     plan.  Successive periods of physical or mental impairment shall be     *
     counted together in computing the periods during which the participant
     shall be entitled to the benefits provided under paragraph 2  or        *
     paragraph 3 of this Section 2, except that any disability absence       *
     after the participant has been continuously engaged in the performance of duty for thirteen weeks shall be considered to


- -9-
09/30/83
*Revised 01/01/94
     commence a new period of physical or mental impairment under paragraph 1(a), so that such participant shall be entitled during such new period to the benefits provided under paragraph 2 of this Section 2.

7.   With respect to a participant not subject to mandatory retirement at
     age 65 under the Age Discrimination in Employment Act                  *
     (29 U.S.C. 6721 et. seq.), the period of eligibility for the           *
     disability allowance provided in paragraph 3 of this section 2 and the period of eligibility for the disability allowance provided in paragraph 4 of this section 2, shall be the period described in paragraph 3, and the period described in paragraph 4, respectively, or such other period as is required under the Age Discrimination in Employment Act or under any applicable governing regulations or interpretations thereunder.

Section 3     Group Life Insurance Benefit
     A participant described in paragraph 8(b) of Section 1 who has not
     retired on a service or a disability pension under the Pension Plan,    *
     shall be entitled to the same rights and benefits under the BellSouth Group Life Plan as if the employee had retired on a service pension or a disability pension under the Pension Plan. Benefits provided by this
     section shall be in lieu of any other rights to continued coverage      *

- -10-
01/01/85
*Revised 01/01/94
     which a participant may have under the BellSouth Group Life
     Plan.                                                                   *

Section 4     Medical Expense Benefits
     A participant described in paragraph 8(c) of Section 1 who has not retired on a service pension or a disability pension under the Pension Plan, shall be entitled to the same rights and benefits under the Company's medical plan and dental plan as an employee who retired on a * service pension or a disability pension under the Pension Plan.

Section 5.    Claims and Appeals
     Any claim under the Plan by a Participant or anyone claiming through a Participant shall be presented to the Committee. Any person whose claim under the Plan has been denied may, within 60 days after receipt of notice of denial, submit to the Compensation Committee of the Company's Board of Directors a written request for review of the decision denying the claim. The Compensation Committee of the Company's Board of Directors shall determine conclusively for all parties all questions arising in the administration of the Plan.


Section 6.    General Provisions
1.   The Plan shall be effective on January 1, 1984.

2. The rights of a participant or his spouse to benefits under the Plan shall not be subject to assignment or alienation.
- -11-
01/01/85
*Revised 01/01/94

3. All costs of providing the benefits under the Plan shall be charged to the operating expense accounts of the Company when and as paid.

4. The Company may from time to time make changes in the Plan and the Company may terminate the Plan. In addition, the Company's senior * human resources officer with the concurrence of the Company's general | counsel shall be authorized to make minor or administrative changes * to the Plan, as well as changes dictated by the requirements of federal or state statutes applicable to the Company or authorized or made desirable by such statutes. Such changes or termination shall
     not affect the rights of any participant or surviving spouse,          *
     without his consent, to any benefit under the Plan to which such       |
     participant or surviving spouse may have previously become entitled * as a result of a disability, death or termination of employment which occurred prior to the effective date of such change or termination.

5. In case of accident resulting in injury to or death of a participant which entitles the participant or his surviving spouse to benefits under the Plan, the participant or his surviving spouse may elect to accept such benefits or to prosecute such claims at law as the participant or the surviving spouse may have against the Company. If election is made to accept the benefits under the Plan, such election shall be in writing and shall release the Company from all claims and demands which the participant or his surviving spouse may have against



- -12-
11/02/83
*Revised 01/01/94
     it, otherwise than under this Plan or under any other Plan maintained by the Company, on account of such accident. The Committee, in its discretion, may require that election described above shall release any other company connected with the accident, including any company participating in the Pension Plan. The right of the Participant to a disability allowance under Section 2 of the Plan shall lapse if election to accept such benefits, as above provided, is not made within sixty days after injury, or within such greater time as the Committee shall, by resolution duly entered on its records, fix for the making of such election.

6. Should claim other than under this Plan or under any other plan maintained by the Company be presented or suit brought against the Company, against any other company participating in the Pension Plan or against any other company with which arrangements have been made, directly or indirectly, for interchange of benefit obligations, as described in the Pension Plan, for damages on account of injury or death of a participant, nothing shall be payable under this Plan on account of such injury or death as provided in paragraph 7 of this
     Section 6; provided however, that the Committee may, in its discretion and upon such terms as it may prescribe waive this provision if such claims be withdrawn or if such suit be discontinued.





- -13-
09/30/83

7. In case any judgment is recovered against the company or any settlement is made of any claim or suit on account of the injury or death of a participant, and the total amount which would otherwise have been payable under the Plan and under any other Plan maintained by the Company is greater than the amount paid on account of such judgment or settlement, the lessor of (1) difference between such two amounts, or (2) the amount which would otherwise have been payable under this Plan, may in the discretion of the Committee, be distributed to the beneficiaries who would have received benefits under this Plan.

8.   All benefits provided under the Plan with respect to a participant shall be forfeited and canceled in their entirety if the participant, without the consent of the Company and while employed by the Company or after termination of such employment, becomes associated with, becomes employed by or renders services to or owns interest in any business (other than as a shareholder with a non-substantial interest in such business) that is competitive with the Company or with any business with which a subsidiary or affiliated company has a
     substantial interest, as determined by the Committee.  All benefits     *
     provided under the Plan with respect to a participant shall be forfeited and canceled in their entirety if the participant is discharged by the Company for cause or the participant engages in misconduct in connection with the participant's employment.


- -14-
01/01/85
Revised 01/01/94




[/DOCUMENT]
[DESCRIPTION] EXHIBIT 10K-6




EXHIBIT 10k-6



Amendment dated July 13, 1993 to the

BellSouth Management Savings and Employee Stock Ownership Plan

</11480/1
>




AMENDMENT TO THE
BELLSOUTH MANAGEMENT SAVINGS AND
EMPLOYEE STOCK OWNERSHIP PLAN


     This Amendment is made to the BellSouth Management Savings and Employee Stock Ownership Plan (the "Plan"), which was amended and restated effective as of July 1, 1989, and subsequently amended from time to time. The BellSouth Savings Plan Committee, under authority delegated by the Nominating and Compensation Committee to approve amendments to the Plan, hereby amends the Plan, effective as of April 1, 1993, as follows:

1.
     By deleting the second sentence in Section 5.1(a) and substituting therefor the following:
          For each twelve-month period beginning April 1, such matching percentage shall be based on the financial component of the BellSouth Corporation T.E.A.M. Excellence Award for managers for the preceding calendar year, as follows:



          Financial Performance
          (as a percentage of
          standard performance)    Matching Percentage

          0 - 94%                            55%
          95% - 119%                         60%
          120% - 149%                        65%
          150% - 185%                        70%
          more than 185%                     75%

2.
     By deleting the first sentence in Section 5.1(b) in its entirety and substituting therefor the following:
          (b) For so long as ESOP Dividends are deductible for federal income tax purposes under Code section 404(k) (as in effect on January 1, 1990) the matching percentage under Section 5.1(a) for each twelve-month period commencing April 1 shall be increased in relation to increases in the per share average price of BellSouth Corporation common stock, if any, for the preceding calendar year, as follows:

          Annual Stock             Percentage Points Added
          Price Increase           to Matching Percentage

          2% or less                         4%
          3%                                 6%
          4%                                 8%
          5%                                 10%
          6%                                 12%
          7%                                 14%
          8% or more                         16%




APPROVED this _____ day of _____________, 1993.

BELLSOUTH SAVINGS PLAN COMMITTEE


_______________________________________
H.C. Henry, Jr.
Executive Vice President - Corporate Relations
Chairman






[/DOCUMENT]
[DESCRIPTION] EXHIBIT 10K-7
 [SEGMENT-CONTENT]



EXHIBIT 10k-7




Amendment dated October 27, 1993 to


Bellsouth Management Savings and Employee Stock Ownership Plan

<- ? -
>

AMENDMENT TO THE
BELLSOUTH MANAGEMENT SAVINGS AND
EMPLOYEE STOCK OWNERSHIP PLAN


     This Amendment is made to the BellSouth Management Savings and Employee Stock Ownership Plan (the "Plan"), which was amended and restated effective as of July 1, 1989, and subsequently has been amended from time to time. The BellSouth Savings Plan Committee, under authority delegated by the Board of Directors to approve amendments to the Plan, hereby amends the Plan, effective as of January 1, 1994, as follows:


1.
     By deleting Section 4.4 and substituting therefor the
following:
          4.   Changes.   A Participating Employee may elect in
     accordance with Committee rules, not more than once in any calendar month, to change his contribution percentages for his Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, After-Tax Basic Contributions and After-Tax Supplemental Contributions.


2.
     By deleting the phrase "in any three consecutive month period" that begins in the first lines of clauses (1) and (2) of
Section 7.3 and substituting in lieu thereof the phrase "in any calendar month".

3.
     By deleting Sections 9.1.c and d and substituting therefor the following:
          c. Form of Distribution. The form in which distributions under the Plan shall be made shall be determined as follows:
               (1) Except as otherwise provided in Paragraph d below, the payment of any distribution to a Participating Employee from the Plan shall be in the form selected by the Participating Employee by written notice delivered to the Committee, subject to the terms and limitations set forth in this Paragraph c. The Participating Employee may choose between (A) a single lump-sum payment and
               (B) equal annual installments (adjusted for investment earnings and losses between payments) paid over a term certain.
               (2) If the value of the Units in the Participating Employee's Account is less than or equal to $3,500 at the time the distribution of any portion of the Units commences, or if the payment constitutes a withdrawal, payment of the Units shall be made in the form of a single lump-sum payment without the consent of the Participating Employee.

               (3) If any distribution is made in the form of a single lump-sum payment, such distribution shall include interest on the cash portion of such distribution (other than the cash representing the fractional share amount under Section 9.1.a) (A) for the period which begins on the first day of the month which immediately follows the date as of which his Units are valued ("valuation date") for purposes of such distribution and which ends on the date of the check which represents the cash portion (other than the cash representing the fractional share amount under Section 9.1.a) of such distribution, or (B) for a 45-day period, whichever is less. Such interest shall be based on the yield of 13-week United States Treasury Bills sold at a discount on the valuation date or on the immediately previous auction date if there was no auction on the valuation date.
               (4) If a Participating Employee selects payment in the form of annual installments over a term certain, the Participating Employee must select payments over a period of either (A) 10 years or
               (B) the life expectancy of such Participating Employee. Notwithstanding anything herein to the contrary, distributions from the Plan must satisfy the requirements of Code section 401(a)(9)(G). This means that the incidental benefit rules as described in Treasury Regulation section 1.401(a)(9)-2 shall be satisfied.
               (5) If a Participating Employee selects payment in the form of annual installments over a term certain, the Participating Employee may later elect to receive a single lump-sum payment of the remaining Units in his Account, which payment shall be made in accordance with the terms of Paragraph c(3), above.
               (6) Upon the death of a Participating Employee, any Units credited to his Account shall be distributed in the form of a single lump-sum payment.
               (7) If a Participating Employee is to receive or begin receiving benefits on or before April 1 of one calendar year as a result of his attaining age 70? during the preceding calendar year (as provided in Section 9.5), the distribution shall be paid in the form of a single lump-sum payment unless, on or before November 1 of the calendar year in which the Participating Employee attains age 70? (or such other date as the Committee may provide), he elects to commence receiving his distribution in the form of annual installments as permitted in Paragraph c(4) above and in Code section 401(a)(9) and the regulations issued thereunder.
          d. Other Distributions. In the event that the Committee determines that a form of benefit other than the single lump-sum payment or installments described in Section 9.1.c is required for a particular Participating Employee by ERISA, by Code section 409(o) or by any other section of the Code or by other applicable law, the distribution to such Participating Employee shall be made in accordance with such determination; provided, however, that this Section 9.1.d shall not create any right to an alternate form of benefit for Participating Employees generally or for any Units credited to the Account of a particular Participating Employee which are not subject to such requirements.


4.
     By deleting the first two sentences of Section 9.2 and substituting therefor the following:
     Not more than once in any consecutive six-calendar month period for a Participating or former Participating Employee, such person may make a withdrawal as of the last day of a calendar month by giving notice to the Committee or its designated representative in the manner prescribed in administrative rules adopted by the Committee from time to time. Such notice shall specify the amount to be withdrawn, which amount may equal all or any portion of the Units (except to the extent such Units represent non-vested amounts for a former Participating Employee whose employment terminated before July 1, 1989) credited to such person's Account (excluding for this purpose a Participating Employee's ESOP Account, but including a former Participating Employee's ESOP Account); provided, that in the case of a Participating Employee who is not a former Participating Employee, who has not attained age 59? or who is not disabled as of the valuation date with respect to such withdrawal, no withdrawal may be made with respect to Units in his Before-Tax Basic Account and Before-Tax Supplemental Account (except as otherwise provided in Section 9.3).


5.
     By deleting Section 9.4.a(2) and substituting therefor the following:
          (2) subject to the terms of Paragraph c below, the distribution of all of the Units in such Participating Employee's Account shall be made or commenced as soon as practicable following the end of the calendar month in which such separation is effective; provided, however, if the value of such Units exceeds $3,500, a Participating Employee may elect in accordance with Committee rules to defer distribution or the commencement of distributions until a future month, but not later than April 1 of the calendar year following the calendar year in which the Participating Employee attains age 70?.


6.
     By deleting section 9.4.b and substituting therefor the following:
          b. Death. If a Participating Employee dies while an Employee, all the Units in his Account as of the end of the calendar month in which he dies shall be distributed pursuant to Sections 9.1.c and 17. Contributions made by or on behalf of such Participating Employee under Section 4 for the calendar month in which he dies will be refunded to his beneficiary in accordance with Committee rules except to the extent such contributions are reflected in the value of the Units distributable to his beneficiary under Sections 9.1.c and 17.


7.
     By adding a new Section 9.4.c that reads as follows:
          c. Delay Upon Reemployment. If a Participating Employee becomes eligible to receive or begins receiving a benefit payment in accordance with the terms of Paragraph a above and subsequently is reemployed by an Affiliate or Subsidiary prior to the time his entire Account has been distributed, the distribution to such Participating Employee shall be delayed or cease until such Participating Employee again becomes eligible to receive a distribution from the Plan pursuant to the terms of the Plan.


8.
     By deleting the first two sentences of Section 9.5 and substituting therefor the following:
     Unless a Participating Employee elects otherwise under the provisions of Section 9.4.a(2), distribution of all of the Units in a Participating Employee's Account shall be made or commenced to the Participating Employee no later than 60 days after the later of (a) the close of the Plan Year in which the Participating Employee attains age 65, (b) the close of the Plan Year in which the Participating Employee separates form service or (c) such earlier date as required under Code section 409(o). Distributions in any event shall begin no later than the April 1 of the calendar year following the calendar year in which the Participating Employee attains age 70? even if the Participating Employee has not retired under this Plan, and, unless a contrary election is in effect under Section 9.1.c, all of the Units in a Participating Employee's Account shall be distributed in a lump sum to the Participating Employee whenever any distribution (in addition to amounts otherwise distributable) is required in order to satisfy the minimum distribution rules under Code section 401(a)(9).

9.
     By deleting clauses (1) and (2) of Section 11.1 and substituting therefor the following:
          (1)  for an individual who received a withdrawal under
          Section 9.2 or a distribution in the form of a single lump-sum payment under Section 9.4.a, such individual makes a lump-sum payment to the Committee in cash within the time period provided for such payment under
          Section 11.2 in an amount equal to the amount of cash plus the value on the date of withdrawal or distribution of shares which the Participating Employee received in the withdrawal or distribution; or
          (2) for an individual who terminated employment but who did not receive a distribution in the form of a single lump-sum payment under Section 9.4.a, such individual is reemployed as an Employee before he has five consecutive Breaks in Service.


10.
     By deleting the first sentence of the last paragraph of
Section 21 and substituting therefor the following:
     BellSouth shall have the right to completely terminate this Plan, and, as soon as practicable after the complete termination of this Plan, all Participating Employees who are then Employees shall be fully vested and all Participating Employees shall receive a distribution in the form of a single lump-sum payment of all the vested Units in their Accounts as soon as permissible under Code section 401(k) and Code section 411(a)(11).

APPROVED this      day of             , 1993

BELLSOUTH SAVINGS PLAN COMMITTEE:



H.C. Henry, Jr.
Executive Vice President - Corporate Relations
Chairman



[/DOCUMENT]
[DESCRIPTION] EXHIBIT 10T-2



EXHIBIT  10t-2



Amendments dated October 15, 1993 and November 12, 1993 to the


BellSouth Personal Retorement Account Pension Plan

</24179/1
>


AMENDMENT TO THE
BELLSOUTH PERSONAL RETIREMENT ACCOUNT PENSION PLAN


     This Amendment is made to the BellSouth Personal Retirement Account Pension Plan (the "Plan"), which was adopted effective July 1, 1993, as a restatement and amendment of the BellSouth Management Pension Plan. The BellSouth Employees' Benefit Claim Review Committee, acting under authority delegated by the Board of Directors of BellSouth Corporation, hereby amends the Plan as follows, effective July 1, 1993:

1.
     Amend Section 5 of the Plan by deleting the first paragraph of Paragraph 5.06 and substituting therefor the following:
     Except as provided in this Section, a Participant must file a written request with the Benefit Committee to have his pension commence.
2.
     Amend Section 7 of the Plan by deleting the third and fourth sentences of subparagraph 7.02(b) and substituting therefor the following:
     The election must be made during the 30 to 90-day period (the length of which shall be set by BellSouth) following receipt of the notification and the election form and may be revoked at any time during such period by filing a new election form; provided, however, that a Participant may waive such period by appropriately completing and signing the election form, and his election may not be revoked following such waiver.

APPROVED this 15th day of October, 1993
EMPLOYEES' BENEFIT CLAIM REVIEW COMMITTEE:

________________________________________________
H. C. Henry, Jr.
Executive Vice President - Corporate Relations,
Chairman

                         AMENDMENT TO THE
BELLSOUTH PERSONAL RETIREMENT ACCOUNT PENSION PLAN

     This Amendment is made to the BellSouth Personal Retirement Account Pension Plan (the "Plan"), which was adopted effective July 1, 1993, as a restatement and amendment of the BellSouth Management Pension Plan. The BellSouth Employees' Benefit Claim Review Committee, acting under authority delegated by the Board of Directors of BellSouth Corporation, hereby amends the Plan effective as of July 1, 1993, as follows:
1.
     Amend Section 5.05 of the Plan by adding the following immediately prior to the period at the end of the first sentence thereof:
     ; provided, however, if such a Participant terminates employment during the period beginning July 1, 1993, and ending June 30, 1996, he may Elect to have his pension payable commencing during such period
2.

     Amend Section 7 of the Plan by deleting the third and fourth sentences of subparagraph 7.02(b) and substituting therefor the following:
     The election must be made during the 90 day period following receipt of notification and the election form and may be revoked at any time during such 90-day period by filing a new election form; provided, however, that a Participant may waive the 90-day period by appropriately completing and signing the election form, and his election may not be revoked following such waiver.

3.
     Amend Section 7 of the Plan by deleting subparagraph 7.08(a) in its entirety and substituting therefor the following:
          (a) The Participants to whom the lump sum settlement option described in this Paragraph 7.08 apply are the vested Employees of Participating Companies who retire or terminate employment during the period beginning July 1, 1993, and ending June 30, 1996.
4.
     Amend Section 7 of the Plan by deleting subparagraph 7.08(d) in its entirety and substituting therefor the following:
          (d) A Participant who wants to Elect to receive a lump sum settlement as described above must do so in accordance with the procedures in Paragraph 7.02.

APPROVED this 12th day of November, 1993
EMPLOYEES' BENEFIT CLAIM REVIEW COMMITTEE:

____________________________________________________________
H. C. Henry, Jr.
Executive Vice President - Corporate Relations,
Chairman




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[/DOCUMENT]
[DESCRIPTION] EXHIBIT 10Y



EXHIBIT 10y



BellSouth Enterprises, Inc. Trust Under Executive Benefit Plans

</23014/2
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<- ? -
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BELLSOUTH ENTERPRISES, INC.
TRUST UNDER EXECUTIVE BENEFIT PLAN(S)



     This Agreement made this _____ day of _________, 1994, by and between BellSouth Corporation, a Georgia corporation
(BellSouth), BellSouth Enterprises, Inc., a Georgia corporation wholly-owned by BellSouth (Company), and Bankers Trust Company, a
New York corporation (Trustee);

     (a) WHEREAS, Company has adopted the nonqualified deferred compensation Plan(s) as listed in Appendix A;

     (b) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan(s) with respect to the individuals participating in such Plan(s);

     (c) WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan(s);

     (d) WHEREAS, BellSouth and Trustee on April 25, 1990 executed a trust agreement for the benefit of certain officers and certain key managers of BellSouth and its affiliates

(including Company) who participate in the Plan(s) (the
"Predecessor Trust"), and BellSouth and Trustee desire to amend and restate the Predecessor Trust in all respects, insofar as it relates to Company's obligations (but not obligations of subsidiary or other affiliated entities) to pay benefits under the Plan(s), in the form of this Trust Agreement;

     (e) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees or as an excess benefit plan for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     (f) WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s);

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

     Section 1.  Establishment of Trust

      (a) BellSouth, Company and Trustee hereby amend and restate in all respects the Predecessor Trust in the form of this Trust Agreement insofar as Predecessor Trust relates to Company's obligations (but not obligations of subsidiary or other affiliated entities) to pay benefits under the Plan(s), and no benefit payments (or any other action or obligation contemplated by the Predecessor Trust) shall be satisfied hereafter under the Predecessor Trust with respect to such obligations. Company
hereby deposits with Trustee in trust $              , which,
together with the assets, if any, transferred from the Predecessor Trust to the Trust, shall become the initial principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

     (b) The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

          (e)(1) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property acceptable to Trustee in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel any such additional deposits under this subsection (e)(1).

          (2) If, as of the last day of a fiscal year of the Trust, the funding level of the Trust shall be less than eighty percent (80%) of the Trust's funding level as of the last day of any of the five (5) most recently preceding fiscal years (taking into account contributions made under this Section 1(e)(2) for each such year), BellSouth shall notify Trustee of such situation and Company shall make an additional contribution to the Trust as soon as possible, but in no event longer than one hundred twenty (120) days following the last day of the fiscal year. Such additional contribution shall be in an amount sufficient to bring the Trust's funding level at least equal to the Trust's funding level as of the last day of the fiscal year among the five
     (5) most recently preceding fiscal years on which the Trust's funding level was highest. For these purposes, "funding level" shall mean the ratio that the fair market value of the assets in the Trust bears to the aggregate Current Liability (as defined in Section 1(e)(3) hereof) under the Plan(s). Such funding level shall be determined by BellSouth; provided, however, that following the engagement of a Trustee's Contractor, such determination shall be made by Trustee's Contractor. For purposes of this
     Section 1(e)(2), the Trust's funding level shall be determined as of the last day of each fiscal year, except that in determining the amount of the required contribution,
     (1) the fair market value of the Trust's assets shall be determined as of the valuation date most recently preceding the date on which such contribution is made and (2) the funding level for the fiscal year in which the Trust is initially funded on more than a nominal level shall not be less than the funding level of the Trust on the date on which it is so funded. The Trustee may rely on the accuracy of all such determinations. In no event shall such additional contribution be required if, as of the last day of the fiscal year, the fair market value of the Trust's assets is one hundred percent (100%), or greater, of the aggregate Current Liability of Company under the Plan(s).

          (3) For purposes of this Trust, "Current Liability" shall mean the amount required to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan(s), to the extent such benefits are obligations of Company (and not obligations of subsidiary or other affiliated entities). The Current Liability on any date with respect to a Plan shall be determined as if the Plan terminated as of such date using an interest rate equal to the Pension Benefit Guaranty Corporation valuation interest rate for immediate annuities as in effect on such date, the 1983 Group Annuity Mortality Table published by the Society of Actuaries, and reasonable actuarial calculation principles consistently applied. Current Liability shall be determined, as of the last day of each fiscal year of the Trust and at such additional times as are necessary to implement the provisions of this Trust Agreement, by BellSouth; provided, however, that following the engagement of a Trustee's Contractor, such determinations shall be made by Trustee's Contractor. The Trustee may rely on the accuracy of all such determinations.

     (f) Upon a Change of Control, BellSouth shall promptly notify Trustee thereof and, as soon as possible, but in no event longer than one hundred twenty (120) days following the Change of Control, as defined herein, Company shall make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan(s), to the extent such benefits are obligations of Company (and not obligations of subsidiary or other affiliated entities), as of the date on which the Change of Control occurred. Such contribution shall be in an amount equal to the excess, if any, of the aggregate Current Liability as of the date on which the Change of Control occurred over the fair market value of the Trust's assets as of the valuation date most recently preceding the date on which such contribution is made. Thereafter, Company shall make an additional contribution each fiscal year to the Trust, as soon as possible, but in no event longer than one hundred twenty (120) days following the last day of each such fiscal year, in an amount equal to the excess, if any, of the aggregate Current Liability under the Plan(s) as of the last day of the fiscal year over the fair market value of the Trust's assets as determined on the valuation date most recently preceding the date on which such contribution is made. The amount of all such contributions shall be determined by Trustee's Contractor. The Trustee may rely on the accuracy of all such determinations.

     (g) If, as of a Distribution Date with respect to outstanding rights to purchase Series A First Preferred Stock, under the terms of and as defined in a Rights Agreement between BellSouth and Chemical Bank, as Rights Agent, under an agreement originally dated November 27, 1989 (a "Distribution Date"), the aggregate Current Liability exceeds the fair market value of the Trust's assets (such fair market value determined as of the valuation date most recently preceding such Distribution Date), Company shall be required to make an additional contribution to the Trust in an amount equal to such excess or, at Company's option, to obtain a letter of credit, or a series of letters of credit, adequate to fund such amount as of such Distribution Date under the Plan(s) and maintain such letter(s) of credit until such time as the aggregate Current Liability no longer exceeds the fair market value of the Trust's assets. The determination of whether the aggregate Current Liability exceeds the fair market value of the Trust's assets upon a Distribution Date and, if so, the amount of such excess, shall be made by BellSouth; provided, however, that following the engagement of a Trustee's Contractor, such determinations shall be made by Trustee's Contractor. The Trustee may rely on the accuracy of all such determinations. Any such letter of credit, or series of letters of credit, shall be part of the general assets of Company and shall not be an asset of this Trust and, unless otherwise agreed to in writing by Trustee, Trustee shall have no responsibility whatsoever with respect to the adequacy of, or selection of the issuer or issuers of, any such letter or letters of credit.

     (h)  If, in any five (5) consecutive calendar year period,
(i) there are five (5) or more final determinations by courts of competent jurisdiction that Company has failed to pay (after reasonable notice and demand for payment) any benefit due under the terms and conditions of a Plan and that there was no material issue of fact or law respecting Company's obligation to make such benefit payment, or (ii) there are two (2) or more final determinations by courts of competent jurisdiction, in lawsuits instituted after reasonable notice and demand with respect thereto, in which the court determines that Company had acted in bad faith and with a clear and deliberate disregard for Company's obligations under the Plan(s), there shall be deemed to have occurred a Change of Control as defined in this Trust Agreement and BellSouth shall give Trustee prompt written notice of such event. The term "final determination" means a determination with respect to which all rights of appeal or to request a review, a rehearing or redetermination have been exhausted or have lapsed.

     Section 2.  Payments to Plan Participants and Their
Beneficiaries

     (a) BellSouth or the Trustee's Contractor if one shall have been engaged, shall deliver to Trustee a schedule (the "Payment

Schedule") that indicates the amounts payable by Company in accordance with the terms and conditions of the Plan(s) in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company. Payments may be made in cash or, where called for under the terms of the Plan(s), in Company Stock (as such term is defined in Section 5(g) hereof).
Notwithstanding the foregoing, if a benefit which is distributable in the form of Company Stock under the terms of a Plan becomes payable at a time when there is no (or insufficient) Company Stock in the Trust with which to satisfy such benefit obligation, Company agrees to pay the portion of such benefit which may not be satisfied from the Trust directly pursuant to subsection (c) of this Section 2; provided, however, that if Company fails or refuses to pay such benefit within a reasonable time after notice from Trustee that it has become so payable, Trustee shall use other assets of the Trust to acquire Company Stock, on the open market or otherwise in its discretion, sufficient to satisfy such benefit obligation.

     (b) The entitlement of a Plan participant or his or her beneficiaries to benefits payable by Company under the Plan(s) shall be determined in accordance with the terms of the Plan(s) by BellSouth (or Company) or such party as it shall designate under the Plan(s), or the Trustee's Contractor if one shall have been engaged, and any claim for such benefits shall be considered and reviewed and paid or not paid under the procedures set out in the Plan(s). Notwithstanding any Plan provision to the contrary, if a Trustee's Contractor shall have been engaged, all such determinations shall be made by the Trustee's Contractor whose determinations shall be final, conclusive and binding on all persons. Neither Trustee nor Trustee's Contractor shall have any obligation for determining whether any Plan participant or beneficiary has died and shall be entitled to rely upon any information in this regard furnished by BellSouth or Company.

     (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). In such event, Company shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities. BellSouth shall notify Trustee of Company's decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits payable by Company in accordance with the terms of the Plan(s), Company shall make the balance of each such payment as it falls due. Trustee shall notify BellSouth where principal and earnings are not sufficient.

     (d) BellSouth may engage a third party administrator as a contractor of the Trustee ("Trustee's Contractor"), who shall not be a Plan participant or beneficiary (but who may be the Trustee), to perform functions described in this Section 2(d) and elsewhere in this Trust Agreement which would otherwise be performed by BellSouth or Company.

          (1) Upon engagement of a Trustee's Contractor, as soon as practicable but in no event longer than thirty (30) days thereafter, BellSouth shall furnish to the Trustee's Contractor copies of the Plan documents, employment records of participants, and other information necessary to determine the benefits which are or may become payable by Company to or with respect to each participant in each Plan, including any benefits payable after the participant's death, and the recipient of same and the procedures which BellSouth has adopted to calculate such benefit payments. BellSouth shall regularly, at least annually, and upon each benefit change under the Plan(s) furnish revised, updated information to the Trustee's Contractor. In the event BellSouth refuses or neglects to provide updated participant information as contemplated herein, the Trustee's Contractor shall be entitled to rely on the most recent information furnished to it by BellSouth.

          (2) In the event of a Change of Control, BellSouth shall have the duty to engage, as soon as practicable thereafter, a Trustee's Contractor reasonably acceptable to the Trustee if there shall at that time be no Trustee's Contractor then serving. In addition, if as of a Distribution Date (as such term is defined in Section 1(g) hereof), there shall be no Trustee's Contractor then serving, BellSouth shall have the duty to designate on a stand-by basis a Trustee's Contractor who shall commence to serve as Trustee's Contractor in the event such Distribution Date is followed by a Change of Control. After a Change of Control, BellSouth shall not have any control or authority with respect to the Trustee's Contractor so engaged or then serving, or any successor Trustee's Contractor, including without limitation any rights with respect to the removal or replacement of any such Trustee's Contractor or its duties pursuant to this Trust Agreement.

          (3) Unless Trustee agrees to perform the functions of the Trustee's Contractor described herein, Trustee shall have no responsibility hereunder for any obligation assigned to a Trustee's Contractor or (subject to subsection (4) below) for the performance of a Trustee's Contractor's duties and responsibilities under this Trust Agreement.

          (4) BellSouth may replace or remove any Trustee's Contractor from time to time serving hereunder, in its sole discretion, prior to the occurrence of a Change of Control. Following a Change of Control, Trustee, in its sole discretion, may remove a Trustee's Contractor engaged by BellSouth or any successor Trustee's Contractor and shall remove any such person and engage a successor to such person if Trustee deems such person's performance as a Trustee's Contractor unsatisfactory. At all times following a Change of Control, upon any such removal, or the voluntary resignation of any such Trustee's Contractor or the occurrence of any other event which shall result in the cessation of performance of the Trustee's Contractor's duties hereunder, Trustee shall use its best efforts to engage a new Trustee's Contractor (which may be Trustee); provided, however, Trustee shall perform the duties of the

     Trustee's Contractor during any period for which Trustee is unable to find a new Trustee's Contractor (so that there will be no default in payments under the Plan(s) as a result of the absence of a Trustee's Contractor), and any person engaged as a Trustee's Contractor shall in the judgment of Trustee be independent of Company and BellSouth. The person who removes or replaces a Trustee's Contractor shall be responsible for assuring that there is a timely and complete transfer of records from such Trustee's Contractor to such person's successor.

          (5) Except for the records dealing solely with the assets of the Trust and investment of those assets, which shall be maintained by the Trustee, if a Trustee's Contractor shall be engaged, the Trustee's Contractor shall maintain all Plan participant records contemplated by this Agreement, including the Payment Schedule. All such records and copies of the Plan(s) documents and employment records of the participants in the possession of the Trustee's Contractor shall be made available promptly upon request of Trustee, BellSouth or Company. The Trustee's Contractor shall also prepare and distribute participant statements to participants and beneficiaries and shall perform such other duties and responsibilities contemplated under the terms of this Trust Agreement as BellSouth or Trustee, as the case may be, determines is necessary or advisable to achieve the objectives of this Trust Agreement.

          (6) BellSouth and Company shall indemnify and hold harmless the Trustee's Contractor for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee's Contractor with respect to keeping the records for participants' benefits, reporting thereon to participants and beneficiaries, certifying benefit information to Trustee, determining the status of benefits hereunder and otherwise carrying out its obligations under this Trust Agreement, other than those resulting from Trustee's Contractor's negligence or willful misconduct or its failure to reasonably calculate and certify the amount of benefits based on the applicable terms of the Plan documents and other information and procedures furnished by BellSouth to the Trustee's Contractor in accordance with this Trust Agreement. The Trustee's Contractor shall be entitled to reasonable compensation for services hereunder, the amount of which shall be agreed upon from time to time by BellSouth or, following a Change of Control, the Trustee, and the Trustee's Contractor in writing, and reimbursement for reasonable expenses incurred in connection with its performance of such services. Following a Change of

     Control, Trustee's good faith determination of compensation to be paid to a Trustee's Contractor (including Trustee when it acts in such capacity) shall be binding on BellSouth and each other person having an interest in the Trust. All such compensation and expenses shall be paid by Trustee from the assets of the Trust. If not so paid, such compensation and expenses shall be paid by BellSouth or Company.

          (7) Except as may be otherwise agreed by the Trustee's Contractor and BellSouth, or Trustee following a Change of Control, the Trustee's Contractor's obligations are limited solely to those explicitly set forth herein and the Trustee's Contractor shall have no responsibility, authority or control, direct or indirect, over the maintenance or investment of the Trust and shall have no obligation in respect of Trustee or the Trustee's compliance with the Trustee's Contractor's certifications to Trustee.

     Section 3.  Trustee Responsibility Regarding Payments to
Trust Beneficiary When Company Is Insolvent.

     (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

          (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

          (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

          (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general
     creditors.   Nothing in this Trust Agreement shall in any
     way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan(s) or otherwise.

          (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with
     Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to
Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due from Company to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

     Section 4.  Payments to Company.

     (a) Except as provided in Sections 3, 4(b), 4(c), 5(b) and 12(c) hereof, after the Trust has become irrevocable, neither BellSouth nor Company shall have the right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s) to the extent such benefits are obligations of Company.

     (b) If, prior to a Change of Control, within sixty (60) days following the end of a fiscal year of the Trust, BellSouth provides a written certification to Trustee, reasonably acceptable to the Trustee that, as of the last day of the fiscal year, the fair market value of the assets of the Trust exceeds one hundred twenty percent (120%) of the aggregate Current Liability, Trustee shall, at BellSouth's request, distribute to Company all or part of such excess. No distribution pursuant to this Section 4(b) may be made following a Change of Control.

     (c) Prior to a Change of Control, Trustee shall, if so instructed by BellSouth in writing within thirty (30) days after the actual filing of BellSouth's federal income tax return for a year, reimburse Company from the assets of the Trust for federal, state or local income taxes, or any part thereof, which BellSouth certifies that Company has paid, attributable to income of the Trust for such year, as determined by BellSouth, within thirty
(30) days after receipt of such request. No reimbursement for taxes pursuant to this Section 4(c) may be made following a Change of Control.

     (d) Notwithstanding any other provision of this Trust Agreement, including without limitation Section 1(b) hereof, prior to a Change of Control Company shall have the right with respect to each contribution to the Trust to cause the Trustee to return all or any portion of a contribution and any and all income on such contribution to Company. Such right shall be exercised by giving written notice to the Trustee and shall be exercisable in a nonfiduciary capacity without the approval or consent of the Trustee or any other person. Such right shall expire with respect to each contribution to the Trust upon the earlier of (i) thirty days following the date on which the contribution is made, (ii) the last day of the taxable year of Company in which the contribution is made or (iii) a Change of Control. Company's right under this Section 4(d) shall expire upon a Change of Control.

     Section 5.  Investment Authority.

     (a)  Except as otherwise provided in subsections (c), (d),
(e) and (g) of this Section 5, the assets of the Trust shall be invested and reinvested by Trustee, without distinction between principal and income, at such time or times in such investments and pursuant to such investment strategies or courses of action and in such shares and proportions, as Trustee, in its sole discretion, shall deem advisable. Except as otherwise provided herein, Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by BellSouth. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants.

     (b) Company shall have the right, at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity. In connection with any substitution of assets described in this Section 5(b), Company Stock may not revert to Company in kind at any time following a voting record date for any meeting of BellSouth stockholders and before such meeting, unless Trustee shall have voted such shares by proxy. Such reversion may occur immediately following the stockholders' meeting to which such record date relates. Further, any such substitution may be made only out of property available to the Company for the purchase of shares of stock under applicable state law, as determined by Company.

     (c) Subject to the provisions of Section 5A, investment authority over the Trust's assets, or any portion thereof, other than dividends on Company Stock held by the Trust, may be reserved by BellSouth to itself from time to time in its absolute discretion, prior to a Change of Control. Any such reservation of discretionary authority by BellSouth shall be communicated to Trustee in writing. In this regard, unless BellSouth notifies Trustee to the contrary, BellSouth shall act through its Treasurer or any person who such Treasurer authorizes in writing to act on his behalf or any other person who is authorized to act on BellSouth's behalf by a resolution of BellSouth's Board of Directors. BellSouth shall furnish Trustee from time to time with a list of the names and signatures of all persons authorized to so act. Notwithstanding anything to the contrary contained herein, following a Change of Control, BellSouth may not reserve discretionary authority for the management and control of any assets of the Trust and any prior reservation then in effect shall immediately be nullified.

     (d) Trustee shall be under no duty or obligation to review or to question any direction of BellSouth pursuant to authority reserved under subsection (c) of this Section 5, or to review securities or any other property so held with respect to prudence or proper diversification, or to make any suggestions or recommendation to BellSouth with respect to the retention or investment of any such assets and shall have no authority to take any action or to refrain from taking any action with respect to any such assets unless and until it is directed to do so by BellSouth. Notwithstanding anything to the contrary in this Trust Agreement, BellSouth does hereby discharge indemnify and hold harmless Trustee, its directors, officers, employees, and agents, from and against any and all losses, costs, damages, claims, penalties, expenses (including reasonable attorneys' fees and expenses) or liabilities arising in connection with Trustee's administration of the Trust consistent with Section 5(c).

     (e) Trustee shall be responsible for assuring the daily investment of cash balances, unless directed otherwise by BellSouth pursuant to authority reserved in subsection (c) of this Section 5, so as to maintain uninvested cash balances at a minimum.

     (f) Without in any way limiting the powers and discretions conferred upon Trustee by the other provisions of this Trust Agreement, Trustee (and BellSouth acting pursuant to authority reserved under subsection (c) of this Section 5) shall be vested with the following powers and discretions (to be exercised in light of the nature and purpose of this Trust) with respect to the assets of the Trust subject to its management and control:

          (1) To invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities), leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust;

          (2) To invest and reinvest all or any portion of the Trust collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by Trustee, to be held and invested subject to all of the terms and conditions thereof, and such trust shall be deemed adopted as a part of the Trust to the extent that assets of the Trust are invested therein;

          (3) To retain any property at any time received by the Trustee;

          (4) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

          (5) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

          (6) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

          (7) To extend the time of payment of any obligation held by it;

          (8) To hold uninvested any monies received by it, without liability for interest thereon until such monies shall be invested, reinvested or disbursed;

          (9) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

          (10) For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

          (11) To manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas properties, royalties, interests, or rights held by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision for amortization of the investment in or depreciation of the value of such property;

          (12) To employ suitable agents (including but not limited to actuarial and employee benefit consulting firms) and counsel, who may be counsel to BellSouth or Trustee, and to pay their reasonable expenses and compensation from the Trust to the extent not paid by Company or BellSouth;

          (13) To register any securities held in the Trust in the name of a nominee and to hold any investment in bearer form, and to combine certificates representing such investments with certificates of the same issue held by the Trustee in other fiduciary capacities or to deposit or arrange for the deposit of such securities in a qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by any other person, or to deposit or arrange for the deposit of any securities issued by the United States Government, or an agency or instrumentality thereof, with a federal reserve bank, but the books and records of Trustee shall at all times show that all such investments are part of the Trust;

          (14) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, Trustee shall not be required to take any such action unless it shall have been indemnified by BellSouth or the Trust to its reasonable satisfaction against liability and expense it might incur therefrom;

          (15) To organize under laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

          (16) Generally, to do all acts consistent with its duties hereunder, whether or not expressly authorized, that Trustee may deem necessary or desirable for the protection of the Trust.

     (g) Notwithstanding anything to the contrary contained herein (other than the provisions of Section 5A hereof), unless and until directed otherwise by BellSouth, or the occurrence of a Change of Control, the assets of the Trust (other than dividends on Company Stock held by the Trust) shall be invested and reinvested exclusively in the common stock, par value $1.00 per share, of BellSouth Corporation ("Company Stock") except to the extent that BellSouth directs otherwise with respect to a portion of the assets in anticipation of reasonable liquidity needs of the Trust. Trustee shall purchase from BellSouth any such Company Stock acquired for the Trust, unless Trustee is instructed otherwise by BellSouth in writing. With respect to assets of the Trust invested in Company Stock, Trustee shall have no obligation to diversify investments in the Trust, and shall not be subject to any rule of applicable law which might otherwise make necessary, require, or in any way deem appropriate diversification of investments in the Trust, all such rules being hereby expressly waived. Notwithstanding anything to the contrary in this Trust Agreement, BellSouth and Company do hereby discharge, indemnify and hold harmless Trustee, its directors, officers, employees and agents, from and against any and all losses, costs, damages, claims, penalties, expenses (including reasonable attorneys' fees and expenses) or liabilities arising in connection with such Trustee's administration of the Trust consistent with this Section 5(g).

     (h) Following a Change of Control, Trustee may no longer invest in Company Stock or any other securities or obligations issued by BellSouth or Company, and Section 5(g) shall no longer apply. After a Change of Control, Trustee shall have and exercise all discretionary authority for the management and control of Trust assets and shall commence the orderly disposition of Company Stock, subject to the provisions of
Section 5A hereof to the extent applicable. Trustee may, in its sole discretion, retain Company Stock acquired prior to a Change of Control for such period of time as Trustee deems appropriate and in the best interest of participants and beneficiaries in the

Plan(s). In no event may Trustee make additional investments in Company Stock on behalf of the Trust after a Change of Control, other than (i) amounts held in diversified common investment vehicles in which Trustee invests, and (ii) through the exercise of rights to acquire Company Stock attributable to shares held at the time of the Change of Control, in the Trustee's sole discretion, if the Trustee deems such exercise appropriate and in best interest of the participants and beneficiaries in the Plan(s).

     Section 5A.  Sale of Company Stock by Trustee

     (a) Except as otherwise specifically permitted herein, Trustee may not sell Company Stock except: (1) as necessary from time to time to satisfy benefit obligations under the Plan(s) which are required to be paid by Trustee under this Trust;
(2) pursuant to a tender or exchange offer, by other than BellSouth, for all or substantially all of the issued and outstanding Company Stock; or (3) following a Change of Control; and then only as specifically permitted herein.

     (b) Trustee shall provide BellSouth with not less than 30 days prior notice that it proposes to sell any Company Stock, unless Trustee determines in good faith that such delay would cause irreparable harm to Trustee or to the Trust, in which event Trustee shall provide reasonable notice of such proposed sale.

Notice shall be given by telephone, confirmed promptly by facsimile or first class mail, postage prepaid. Trustee shall specify in any event the number of shares proposed to be sold.

     (c) Trustee shall make sales of Company Stock pursuant to an effective registration statement under, or an exemption (including but not limited to Rule 144) from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and in compliance with applicable state securities laws.

     (d) Should either BellSouth or Trustee determine in good faith, with the written advice of counsel delivered to and in form reasonably acceptable to the other party hereto, that such proposed sale could not reasonably be made pursuant to an exemption from the Securities Act, then Trustee may demand in writing that BellSouth, at BellSouth's option, either purchase under Section 5A(f) or register under the Securities Act under
Section 5A(e), such number of shares of Company Stock held and proposed to be sold by Trustee. BellSouth shall promptly notify Trustee by telephone, confirmed promptly by facsimile or first class mail, postage prepaid, whether it elects to proceed under
Section 5A(f) or 5A(e).

     (e) If BellSouth elects registration pursuant to a demand under Section 5A(d) above, then:

          (1) As soon as practicable, but in any event within 90 days after receipt of the demand from Trustee, BellSouth shall:
               (i) file with the Securities and Exchange
Commission (the "Commission") a registration statement covering the shares to be sold and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable. BellSouth shall advise Trustee of the progress of such filing and of any review thereof undertaken by the Commission, and promptly notify Trustee, and confirm such advice in writing, (x) when such registration statement becomes effective, (y) when any post-effective amendment to such registration statement becomes effective and (z) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

               (ii) use its reasonable best efforts to register, qualify, or effect compliance not later than the effective date of any registration statement filed pursuant to this Trust Agreement, the shares of Company Stock registered thereunder under the blue sky laws of such states or the District of Columbia as the Trustee may reasonably request; provided, however, that neither

          BellSouth nor Company shall be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such jurisdiction where it is not so subject; and, provided, further, that BellSouth reserves the right not to register or qualify shares of Company Stock in any jurisdiction where registration or qualification of such shares would be unreasonably burdensome;

               (iii) from time to time (x) after BellSouth has elected to satisfy a demand for sale by means of registration, immediately advise Trustee of any event or development, including a material adverse change in the financial condition, business or affairs of BellSouth, known to BellSouth (other than events or developments affecting market or economic conditions generally), which may have a material adverse impact on the proposed offering; and (y) within the period of effectiveness of such registration statement, advise Trustee of any event or development requiring amendment or supplement (which amendment or supplement shall be prepared with reasonable promptness by BellSouth) of the registration statement or prospectus used in connection therewith or rendering it inadvisable to use the prospectus until it is supplemented or amended; and

               (iv) furnish to Trustee such number of copies of any preliminary and final prospectuses and any amendments and supplements thereto as Trustee may reasonably request.

          (2) Trustee and BellSouth shall negotiate with an underwriter selected or approved by BellSouth with regard to the underwriting of such requested registration. BellSouth shall enter into an underwriting agreement in customary form with the underwriter(s) and Trustee in which BellSouth and Trustee (to the extent applicable based only on such information as is provided in writing by Trustee) shall provide customary indemnification to such underwriter(s) and each other.

          (3) BellSouth shall have the right to terminate or withdraw any registration contemplated by it under this Section 5A(e) prior to or following the effectiveness of such registration for any reason whatsoever, provided that it shall thereupon be required to purchase shares pursuant to Section 5A(f).

          (4) Trustee shall provide all such information and materials and take all such actions, furnish all such information, execute all such documents and cooperate with BellSouth in good faith, all as may be reasonably required in order to permit BellSouth to comply with all applicable requirements of the Commission and all other applicable laws or regulations and to obtain acceleration of the effective date of the registration statement.

          (5) All expenses incurred in connection with any registration, qualification or compliance pursuant to this Trust Agreement, including without limitation, all registration, filing and qualification fees, printing and engraving expenses, fees and disbursements of counsel for BellSouth, and expenses of any special audits or comfort letters incidental to or required by such registration, shall be borne by BellSouth, provided that Trustee may pay such expenses and recover same from the Trust if BellSouth fails to satisfy such expenses in a timely manner.

     (f) Notwithstanding any contrary provision of this Agreement, if BellSouth advises Trustee of any delays in filing or effectiveness of more than 60 days, if BellSouth and Trustee are unable despite good faith efforts to agree as to registration or an exempt sale, or if a registered sale would not permit Trustee to sell Company Stock expeditiously enough to meet Trustee's good faith needs, Trustee may demand that BellSouth purchase, or if BellSouth elects to purchase stock pursuant to
Section 5A(d) or (g), BellSouth shall purchase the Company Stock desired to be sold at fair market value, which shall be the volume weighted average trading price (including only trades which would meet the time of purchases conditions under Rule 10b-18 under the Securities Exchange Act of 1934, as amended ("Rule 10b-18"), of a share of such security on the New York Stock Exchange on the day that BellSouth receives such demand or gives notice of such election. BellSouth and Trustee shall use their reasonable best efforts to agree as to the prompt execution, closing and delivery of shares and proceeds therefor.

     (g) Until a Change of Control, BellSouth may, on notice of a proposed sale by Trustee, whether or not exempt, elect to purchase such Company Stock from Trustee at fair market value, as defined in Section 5A(f), and with the manner, conditions, and closing of such sale to be agreed upon by BellSouth and Trustee.

     (h) BellSouth shall be entitled to postpone the filing of any registration statement and any amendment or supplement thereto otherwise required to be prepared and filed by it, or to direct that Trustee postpone any sale or put if, at the time it receives a request for registration or sale, (i) BellSouth determines, in its reasonable business judgment, that such filing, registration and offering, or sale, would materially interfere with the likely success of a proposed purchase or sale of securities by BellSouth; or (ii) counsel for BellSouth opines in writing that the filing of such registration statement, amendment or supplement, or sale or put would have a material adverse impact on any material ongoing or pending transaction or program of BellSouth or any of its subsidiaries or any other circumstances; provided, that should such delays adversely affect Trustee's ability to pay benefits as contemplated by this Trust Agreement, then BellSouth shall advance such funds as may be reasonably needed by Trustee for such proposed pending sale.

     (i) Notwithstanding any provisions above permitting sale by Trustee of Company Stock, Trustee shall, until a Change of Control or a tender or exchange offer for all or substantially all of the issued and outstanding Common Stock, limit sales, whether registered or exempt (other than sales described in Section 5A(f)), by reference to the volume limitations for issuer repurchases within Rule 10b-18; provided, that block sales may not exceed 25% of the trading volume on the New York Stock Exchange, Inc. for the 14 day period prior to such sale. BellSouth shall provide all information reasonably required by Trustee to make determinations as to the number of shares which may be sold, and Trustee shall promptly notify BellSouth as to all sales made other than through a registered public offering.

     (j) BellSouth and Trustee shall each cooperate in good faith and employ their reasonable best efforts in permitting and effecting any purchase or sale of Company Stock as contemplated in this Section 5A and each shall comply with all applicable laws and regulations relating to the foregoing including, without limitation, federal and state securities laws, rules and regulations issued thereunder, and any other governmental or stock exchange requirements or regulations relating thereto.

     Section 6.  Disposition of Income.

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

     Section 7.     Accounting by Trustee.

     Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between BellSouth and Trustee. Within forty-five (45) days following the close of each calendar year and within forty-five (45) days after the removal or resignation of the Trustee, Trustee shall deliver to BellSouth a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In addition, as of the end of each calendar month (referred to in this Trust as a "valuation date"), within ten (10) days after each such month-end, Trustee shall deliver to BellSouth a written account setting forth the value of the Trust's assets, together with such other information as shall be agreed upon between BellSouth and Trustee.

     Section 8.  Responsibility of Trustee.

     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for (i) any action taken pursuant to a direction, request or approval given by BellSouth, Company or a Trustee's Contractor which is contemplated by, and in conformity with, the terms of the Plan(s) or this Trust and is given in writing by BellSouth, Company or a Trustee's Contractor (other than Trustee when it acts as Trustee's Contractor), or (ii) the investment in, or retention of, Company Stock pursuant to the terms of this Agreement, and no such action shall be considered a breach of the fiduciary standard herein set forth. In the event of a dispute between BellSouth, Company or a Trustee's Contractor and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If Trustee undertakes or defends any litigation arising in connection with this Trust or a Plan (including without limitation any action to compel funding of the Trust pursuant to
Section 1 hereof, to compel BellSouth or Company to take any action under the Trust or the Plan(s), or to determine Trustee's obligations hereunder), Trustee shall be indemnified by the Trust against Trustee's costs, expenses and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and the Trust shall be primarily liable for such payments, other than those arising from Trustee's negligence or willful misconduct. Trustee shall also be entitled to reasonable payment from the Trust for the allocation of Trustee's personnel to the investigation and defense or prosecution thereof, at Trustee's normal hourly billing rates. If such costs, expenses and liabilities are not paid from the Trust for any reason (including without limitation insufficiency of the Trust's assets to satisfy such obligations) in a reasonably timely manner, BellSouth and Company agree to indemnify Trustee against such costs, expense and liabilities. Anything in this subsection (b) to the contrary notwithstanding, BellSouth and Company shall indemnify and hold Trustee harmless from and against all costs, expenses and liabilities arising out of or relating to the acquisition, retention or disposition of Company Stock, except with respect to matters covered by the Trustee's indemnity to be provided under Section 5A(e)(2).

     (c) Trustee may consult with legal counsel (who may also be counsel for BellSouth generally) with respect to any of its duties or obligations hereunder.

     (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) Trustee shall have, without exclusion, all powers consistent with the terms hereof conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     Section 9.  Compensation and Expenses of Trustee.

     All administrative and Trustee's fees as agreed upon between Trustee and BellSouth and reasonable expenses actually incurred by the Trustee in performing its duties hereunder including the fees and expenses of any third party which provides services contemplated herein or in the Plan(s) shall be paid by Trustee from the assets of the Trust and, until so paid, shall constitute a lien on the assets of the Trust. If not so paid, the fees and expenses shall be paid by Company or BellSouth.

     Section 10.  Resignation and Removal of Trustee.

     (a) Trustee may resign at any time by written notice to BellSouth, which shall be effective sixty (60) days after receipt of such notice unless BellSouth and Trustee agree otherwise; provided that in no event shall any such resignation take effect prior to the appointment of a successor Trustee.

     (b) Trustee may be removed by BellSouth on sixty (60) days notice or upon shorter notice accepted by Trustee.

     (c) Upon a Change of Control, as defined herein, Trustee may not be removed by BellSouth for one (1) year. Additionally, after the expiration of the one (1) year period following a Change of Control, Trustee may be removed by BellSouth only if BellSouth first obtains the express written consent to such removal of more than twenty-five percent (25%) of the participants in the Plan(s).

     (d) If Trustee resigns or is removed within one (1) year of a Change of Control, as defined herein, Trustee shall select a successor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of Trustee's resignation or removal. Additionally, if Trustee resigns or is removed after expiration of the one (1) year period following a Change of Control, BellSouth may select a successor Trustee in accordance with the provisions of Section 11(b) hereof if it shall first obtain the express written consent to the appointment of the proposed successor of more than twenty-five percent (25%) of the participants in the Plan(s). If BellSouth fails to so appoint a successor Trustee, Trustee shall select a successor Trustee.
Upon the appointment and acceptance by, and transfer of assets to, a successor Trustee, Trustee shall have no further responsibilities under this Trust Agreement.

     (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless BellSouth extends the time limit.

     (f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed and charged to the Trust as administrative expenses of the Trust.

     Section 11.  Appointment of Successor.

     (a) If Trustee resigns or is removed in accordance with
Section 10(a) or (b) or (c) hereof, BellSouth may, subject to
Section 10(d), appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state or federal law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by BellSouth or the successor Trustee to evidence the transfer.

     (b) If Trustee resigns or is removed pursuant to the provisions of Section 10(a), (b), (c) or (d) hereof and selects a successor Trustee pursuant to Section 10(d) hereof, Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state or federal law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

     (c) A former Trustee shall prepare and deliver to BellSouth and to the successor Trustee a final accounting unless BellSouth waives BellSouth's right to such accounting, and such accounting shall be effective through the date of the former Trustee's transfer of all assets to its successor. The successor Trustee need not examine the records and acts of any prior Trustee unless requested to do so by BellSouth (and, after a Change of Control, unless the successor Trustee in addition concludes that there is a reasonable basis for such request by BellSouth) and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. Subject to the foregoing, the successor Trustee shall not be responsible for and BellSouth shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee. The compensation arrangement for the successor Trustee shall be reasonable in relation to the services to be performed by the successor Trustee.

     Section 12.  Amendment or Termination.

     (a) This Trust Agreement (including Appendix A hereto) may be amended by a written instrument executed by Trustee, BellSouth and Company. Notwithstanding the foregoing, (i) no such amendment shall conflict with the terms of the Plan(s) as then in effect or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof and (ii) the duties and responsibilities of Trustee shall not be increased without Trustee's written consent.

          (1) Furthermore, notwithstanding anything to the contrary in this Trust Agreement (except as otherwise provided in this Section 12), (i) following the expiration of two (2) years after the effective date of this Trust Agreement and prior to a Change of Control, no amendment shall be made to Section 1(d) through (h), Section 2,
     Section 4, Section 5(h), Section 10(c), Section 10(d), this

     Section 12(a), Section 13(d), Section 13(g), Section 13(j), and Section 13(k), and no deletion shall be made in Appendix A, without the prior written consent of more than twenty-five percent (25%) of the affected participants in the Plan(s) unless such amendment would not, in the opinion of counsel, have a material and adverse effect on the rights or interests of such participants; (ii) following a Change of Control, no amendment shall be made to any provision of this Trust Agreement (including Appendix A hereto) without the prior written consent of more than twenty-five percent (25%) of the affected participants in the Plan(s) unless such amendment would not, in the opinion of counsel, have a material and adverse effect on the rights or interests of such participants; and (iii) before the earlier of the expiration of two (2) years following the effective date of this Trust Agreement or a Change of Control, no amendment shall be made to any provision of this Trust Agreement (including any deletion to Appendix A hereto) unless the Executive Vice President and General Counsel of BellSouth Corporation, or his successor, determines in his discretion that such amendment is consistent with the purposes of the Trust Agreement.

          (2) The limitations contained in Section 12(a)(1) shall not apply with respect to any amendment which is reasonably necessary, in the opinion of counsel, to preserve the status of the Trust as a grantor trust and the status of the Plan(s) as unfunded for federal income tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended, or to guard against an adverse impact on Plan participants or beneficiaries and which, in the opinion of counsel, is drafted primarily to preserve such status or to reduce or eliminate such adverse impact on such person or persons.

          (3) In each instance in which an opinion of counsel is contemplated in this Section 12(a) prior to a Change of Control, such opinion shall be in writing and delivered to Trustee, rendered by counsel for BellSouth, and in each instance in which an opinion of counsel is contemplated in this Section 12(a) after a Change of Control, such opinion shall be in writing and delivered to Trustee, rendered by counsel selected by the Trustee's Contractor. A determination by the Executive Vice President and General Counsel of BellSouth Corporation, or his successor, under
     Section 12(a)(1)(iii) also shall be in writing and delivered to the Trustee. Trustee may rely on all such opinions and determinations.

     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits from Company pursuant to the terms of the Plan(s).

Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

     (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s), BellSouth and Company may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Company.

     (d) Trustee may rely for purposes of this Section 12 on a certificate furnished by BellSouth prior to a Change of Control, and by the Trustee's Contractor after a Change of Control,
(i) with respect to any amendment requiring the prior written consent of more than twenty-five percent (25%) of the affected participants in the Plan(s) pursuant to subsection (a) of this
Section 12, that such consent has been obtained, (ii) with respect to subsection (b) of this Section 12, that Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s), and (iii) with respect to subsection (c) of this Section 12, that the written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s) has been obtained.

     Section 13.  Miscellaneous.

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of New York.

     (d) For purposes of this Trust, Change of Control shall mean: (i) any "person" (as such term is used in Section 13(c) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of BellSouth or Company or other corporation owned directly or indirectly by the shareholders of BellSouth in substantially the same proportions as their ownership of stock of BellSouth, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of BellSouth representing 20% or more of the total voting power represented by BellSouth's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of BellSouth and any new director whose election by the Board of Directors or nomination for election by BellSouth's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. For all purposes of this Trust Agreement, Trustee shall have no responsibility whatsoever to determine whether or not a Change of Control has occurred.

          (e)(1) After the execution of this Trust Agreement, BellSouth shall promptly file with Trustee, and following the appointment of a Trustee's Contractor, BellSouth shall promptly file with the Trustee's Contractor, a certified list of the names and specimen signatures of the officers of BellSouth and any delegate authorized to act for it. Unless BellSouth notifies Trustee to the contrary, BellSouth shall act through its Treasurer or any person who such Treasurer authorizes in writing to act on his behalf or any other person who is authorized to act on BellSouth's behalf by a resolution of BellSouth's Board of Directors. BellSouth shall promptly notify Trustee and the Trustee's Contractor, if applicable, of the addition or deletion of any person's name to or from such list, respectively. Until receipt by Trustee and/or the Trustee's Contractor of notice that any person is no longer authorized so to act, Trustee or the Trustee's Contractor may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to Trustee or the Trustee's Contractor shall be in writing signed by such person or persons. Trustee and the Trustee's Contractor may rely on any certification, notice or direction of BellSouth that the Trustee or the Trustee's Contractor reasonably believes to have been signed by a duly authorized officer or agent of BellSouth. Trustee and the Trustee's Contractor shall have no responsibility for acting or not acting in reliance upon any notification reasonably believed by Trustee or the Trustee's Contractor to have been signed by a duly authorized officer or agent of BellSouth.

          (e)(2) After the engagement of a Trustee's Contractor (other than Trustee), the Trustee's Contractor shall promptly file with Trustee a certified list of the names and specimen signatures of the officers of the Trustee's Contractor and any delegate authorized to act for it. Trustee's Contractor shall promptly notify Trustee of the addition or deletion of any person's name to or from such list. Until receipt by Trustee of notice that any person is no longer authorized so to act, Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to Trustee shall be in writing signed by such person or persons. Trustee may rely on any such certification, notice or direction of the Trustee's Contractor that Trustee reasonably believes to have been signed by or on behalf of a duly authorized officer or agent of the Trustee's Contractor. Trustee shall have no responsibility for acting or not acting in reliance upon any notification reasonably believed by the Trustee to have been signed by a duly authorized officer or agent of the Trustee's Contractor.

     (f) Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

          (g)(1) This Trust Agreement shall be binding upon and inure to the benefit of any successor(s) to BellSouth, Company and Trustee; provided, that in the event of a Disposition (as defined in Section 13(g)(4) hereof) of Company, BellSouth shall cease to be a party to this Agreement and all rights, duties and obligations of BellSouth hereunder shall thereafter be rights, duties and obligations of Company or its successor(s).

          (g)(2)(A) If there is a transfer of any liability for the payment of any Transferred Benefit (as defined below) to any individual or entity (the "New Company") as a result of any transaction, including without limitation any sale of Company, its business or a portion thereof, merger, consolidation, reorganization, spin-off, division or transfer of assets (hereinafter a "corporate transaction") and there is a "Default" (as defined below) by New Company with respect to the payment of such benefit, Company shall (subject to this Section 13(g)(2)) pay such unpaid Transferred Benefit which is otherwise due and payable (and such payment may be made on Company's behalf from this Trust pursuant to Section 2) if (i) this Trust remains in effect at the time such benefit is payable, (ii) there are sufficient assets in this Trust to pay such benefit and
     (iii) Section 13(g)(3) does not apply to such corporate transaction.

     (g)(2)(B) For purposes of this Section 13(g)(2):
               (i) the term "Transferred Benefit" shall mean any Plan benefit (I) which is attributable to compensation deferrals made for pay periods ending before the effective date of such corporate transaction under any Plan(s) which are plans of deferred compensation and any interest on such deferrals (at an interest rate no higher than the rate payable under the terms of the

          Plan as of the date of such transaction) or which was accrued under any Plan(s) which are supplemental retirement or pension plans before the effective date of any such transaction, (II) for which the liability for payment was transferred to New Company in connection with such corporate transaction and
          (III) which are properly payable under the terms and conditions of the Plan(s) as in effect as of the date of such corporate transaction; and

               (ii) the term "Default" shall mean a default on the payment of a Transferred Benefit by the New Company if (I) the affected participant or beneficiary has timely and properly made a claim for such benefit and has exhausted all claims and claims review procedures properly imposed under the terms of the Plan(s) with respect to such benefit, (II) such participant or beneficiary has agreed to provide and timely provides whatever information Company or a Trustee's Contractor might request from such person with respect to such Transferred Benefit and New Company and (III) such participant or beneficiary promptly takes whatever action is reasonably requested by Company or the Trustee's Contractor to enable Company or the Trustee to be fully subrogated to the extent of any such payments to all the rights, claims and remedies such participant or beneficiary might have against New Company for the payment of the related Transferred Benefits. Trustee shall not be required to take any action with respect to a subrogation claim unless there are sufficient assets in the Trust to cover the expense thereof.

          (g)(2)(C) The liability of Company under this Section
     13(g)(2) shall not exceed the value of the assets of the Trust as of the date payment is to be made by Company under this Section 13(g)(2).

          (g)(3) The provisions of Section 13(g)(2) shall not apply to, and Company for purposes of Section 12(b) and each other provision of this Trust Agreement shall be deemed to have paid in full and shall have no further obligation to pay, any Transferred Benefit which is payable following any corporate transaction (i) which involves a Disposition, if there is established, or there is imposed on Company's successor an obligation to establish (or there is otherwise provided with respect to affected Plan participants and beneficiaries), with respect to the Transferred Benefit an irrevocable trust which, in the opinion of counsel, meets the requirements for a "rabbi trust" as set forth in the model grantor trust agreement contained in Rev. Proc. 92-64, 1992-2 C. B. 422, or any successor to such Revenue

     Procedure, with a bank as trustee, and which when established (or, if already in existence, at the effective date of such corporate transaction) is funded to at least the funding level of this Trust, or (ii) which does not involve a Disposition, if (A) there is established, or there is imposed on Company's successor an obligation to establish, with respect to the Transferred Benefit a trust which, in the opinion of counsel, has terms substantially similar to any one of the Trusts under Executive Benefit Plan(s) established by BellSouth or a subsidiary on or before the date hereof, as such trusts are then in effect, with a bank as trustee, and which when established is funded to at least the funding level of this Trust; or (B) the Transferred Benefit becomes covered, as of the effective date of such corporate transaction, by any trust described in, or previously established pursuant to, (A) above and which trust, if such transfer takes place on or after a Change in Control has occurred, is funded (after taking into account the Transferred Benefit) to at least the funding level of this Trust. The determination of whether the requirements of the preceding sentence have been satisfied shall be made by BellSouth; provided, however, that following the engagement of a Trustee's Contractor, such determinations shall be made by Trustee's Contractor. The opinions of counsel contemplated in this Section 13(g)(3) shall be in writing and delivered to Trustee, rendered by counsel for BellSouth or, following the engagement of a

     Trustee's Contractor, counsel selected by Trustee's Contractor. Trustee may rely on the accuracy of all such determinations and opinions. For purposes of this Section 13(g)(3), "funding level" shall have the meaning ascribed to such term in Section 1(e)(2) hereof, except that (i) in determining Current Liability of a trust other than this Trust, reference shall be made to liabilities under the plan(s) covered by each such trust and (ii) in determining funding level as of any date other than the last day of any trust's (including this Trust's) fiscal year, there may be employed reasonable estimation techniques, consistently applied.

          (g)(4) For purposes of this Trust Agreement, there shall be a "Disposition" of Company or its business, or a portion thereof, whenever as a result of any transaction the Company, successor(s) to Company or its business, or a portion thereof as the case may be, is not a member of BellSouth's "controlled group of corporations", as such term is defined in Section 1563(a) of the Internal Revenue Code of 1986, as amended, substituting "more than 50 percent" for the phrase "at least 80 percent" each place it appears in
     Section 1563(a)(1).

     (h) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

     (i) Communications to Trustee shall be sent to Bankers Trust Company, 280 Park Avenue, New York, New York 10017 - ATTENTION:
Senior Vice President, Retirement Services Group, or to such other address as Trustee may specify in writing. No communication shall be binding upon Trustee until it is received by Trustee. Communications to BellSouth, Company and the Trustee's Contractor shall be sent to the principal offices of BellSouth, Company or the Trustee's Contractor, as the case may be, or to such other address as BellSouth, Company or the Trustee's Contractor, as applicable, may specify in writing.

     (j) In the event the participants and beneficiaries in one or more of the Plan(s) are determined generally to be subject to federal income tax on any amount in the Trust prior to the time of payment hereunder, the entire amount determined to be so taxable shall be distributed by Trustee to each affected participant or beneficiary. Company may, at its option, make such payments directly to affected participants and beneficiaries. An amount shall be determined to be subject to federal income tax upon the earliest of: (a) a final determination by the United States Internal Revenue Service addressed to a participant or beneficiary which is not appealed to the courts; (b) a final determination by the United States Tax Court or any other federal court affirming any such determination by the Internal Revenue Service; or (c) an opinion by counsel for BellSouth acceptable to Trustee addressed to BellSouth and Trustee, that, by reason of the Treasury Regulations, amendments to the Internal Revenue Code, published Internal Revenue Service rulings, court decisions or other substantial precedent, amounts hereunder are generally subject to federal income tax prior to payment; provided, that following a Change of Control, only an opinion by counsel selected by the Trustee's Contractor may be accepted by Trustee for purposes of (c). Company shall undertake at its sole expense to defend any tax claims described herein which are asserted by the Internal Revenue Service against any participant or beneficiary and which it determines would affect participants or beneficiaries generally, including attorneys' fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the Internal Revenue Service or by a lower court. Company also agrees to reimburse any participant or beneficiary for any interest or penalties in respect of tax claims hereunder which it determines would affect participants or beneficiaries generally, upon receipt of documentation of same. Any distributions from the Trust to a participant or beneficiary under this Section 13(j) (other than reimbursements of interest or penalties referred to in the preceding sentence) shall reduce the benefits payable to such participant and/or beneficiary under the Plan(s).

     (k) In the event that Company shall fail to satisfy any obligation of Company to a Plan participant or beneficiary under this Trust Agreement, or in one or more of the Plan(s), after reasonable notice and demand with respect thereto, and one or more participants or beneficiaries obtains a final determination by a court of competent jurisdiction that Company has so failed, such participant(s) or beneficiary(ies) shall be indemnified by the Trust against reasonable and appropriate costs and expenses (including without limitation reasonable attorneys' fees and expenses) relating thereto and the Trust shall be primarily liable for such payments. Interest on any Plan benefit payments which such court determines have been delayed to the extent interest or similar payments in an equal or greater amount are not provided in the Plan or by the court or otherwise shall also be paid from the assets of the Trust. Such interest shall be calculated using a rate of interest equal to the rate of interest on ten (10) year United States Treasury obligations, as determined on the first day of each calendar quarter, compounded quarterly. If such costs, expenses and interest are not paid from the Trust for any reason (including without limitations insufficiency of the Trusts assets to satisfy such obligations) in a reasonably timely manner, such participant(s) or beneficiary(ies) may obtain payment from Company.

     (l) Nothing herein shall be construed as restricting or limiting in any way amendment of the Plan(s) in accordance with the terms of the Plan(s).

     (m) Any other provisions of this Trust Agreement to the contrary notwithstanding, this Trust shall terminate no later than the twenty-first anniversary of the date of death of the survivor from among a class consisting of all of the descendants of the late Joseph P. Kennedy, the former Ambassador to the Court of Saint James, who are living on the date of the establishment of the Trust and, if the Trust is still in existence on such anniversary date, Trustee shall dispose of the Trust as Company shall direct.

     (n) In case of any conflict or inconsistency between the terms of this Trust Agreement and any Plan, the terms of this Trust Agreement shall control.

     Section 14.  Effective Date.

     The effective date of this Trust Agreement shall be February 18, 1994.

IN WITNESS WHEREOF, the parties hereto have caused the Trust
Agreement to be duly executed and their respective corporate seals to be hereto affixed on the date set forth on page 1 of the Trust Agreement.

                              BELLSOUTH CORPORATION



                              By:

                              Title: Vice President, Secretary
                                     and Treasurer

(CORPORATE SEAL)



ATTEST:

Title:

                              BELLSOUTH ENTERPRISES, INC.




                              By:____________________________

                              Title:



(CORPORATE SEAL)



ATTEST:______________________

Title:_______________________




                                BANKERS TRUST COMPANY,
                                  as Trustee




                                By:_____________________________

                                Title:


CORPORATE SEAL)




ATTEST:______________________

Title:_______________________

APPENDIX A



o    BellSouth Nonqualified Deferred Compensation Plan

o    BellSouth Nonqualified Deferred Income Plan

o    BellSouth Corporation Supplemental Executive Retirement Plan

o    BellSouth Corporation Executive Incentive Award Deferral
     Plan

o    BellSouth Corporation Section 415 Excess Pension Plan



[/DOCUMENT]
[DESCRIPTION] EXHIBIT 11



EXHIBIT  11




Computation of Earnings Per Share

EXHIBIT 11



BELLSOUTH CORPORATION

COMPUTATION OF EARNINGS PER COMMON SHARE
(Dollars in Millions, Except Per Share Amounts)


                                         For the Years Ended December 31,
                                      1993            1992            1991

Earnings Per Common Share:
Net Income......................  $      880.1    $    1,617.7    $    1,471.5

Weighted average shares
  outstanding...................   495,663,991     490,361,696     483,837,630
Incremental shares from assumed
  exercise of stock options and
  payment of performance share
  awards........................       423,690         423,862         451,018
Total Shares....................   496,087,681     490,785,558     484,288,648

Earnings Per Common Share.......  $       1.77    $       3.30    $       3.04

Fully Diluted Earnings Per
  Common Share:
Net Income......................  $      880.1    $    1,617.7    $    1,471.5

Weighted average shares
  outstanding...................   495,663,991     490,361,696     483,837,630
Incremental shares from assumed
  exercise of stock options and
  payment of performance share
  awards........................       489,935         459,329         480,613
Total Shares....................   496,153,926     490,821,025     484,318,243

Fully diluted earnings per
  common share..................  $       1.77    $       3.30    $       3.04



[/DOCUMENT]
[DESCRIPTION] EXHIBIT 21



EXHIBIT 21




Subsidiaries of BellSouth

BELLSOUTH ORGANIZATION OF COMPANIES

(As of March 1, 1994)

BELLSOUTH CORPORATION AND AFFILIATES

BellSouth Corporation
   BellSouth Capital Funding Corporation
      BellSouth Capital Funding-Australia, Ltd.
   BellSouth D. C., Inc.
   BellSouth Enterprises, Inc. (See Listing Below For Subsidiaries) BellSouth Foundation, Inc. (nonprofit)
   BellSouth Interactive Media Services, Inc.
   BellSouth Telecommunications, Inc. (See Listing Below for
      Subsidiaries)
   Indiana Cellular Corporation
   Movicel S.A. (34%)

BELLSOUTH TELECOMMUNICATIONS, INC. AND AFFILIATES

BellSouth Telecommunications, Inc.
   BBS Holdings, Inc.
      BellSouth Advanced Networks, Inc.
      BellSouth Business Systems, Inc.
      BellSouth Communication Systems, Inc.
         U.C.S., Inc.*
      BellSouth Financial Services Corporation
      Dataserv, Inc.
         Dataserv Computer Maintenance, Inc.
   BellSouth Products, Inc.
   Bell Communications Research Inc. (14.2857%)
      Bellcore Ventures, Inc.
      Database Service Management, Inc.

BELLSOUTH ENTERPRISES, INC. AND AFFILIATES (BY GROUP)

BellSouth Enterprises, Inc.

Advertising and Publishing Group

   BellSouth Advertising & Publishing Corporation
      InfoVentures (a Partnership)(50%)
      InfoVentures of Atlanta (a Partnership)(50%)
   BellSouth Marketing Programs, Inc.*
   BellSouth National Publishing Incorporated*
   Intelligent Media Ventures, Inc.
   L. M. Berry and Company
      BellSouth Direct Marketing, Inc.
      BellSouth Marketing Services, Inc.
      Berry Network, Inc.
      Berry-Sprint Publishing, Inc.
      ITT World Directories, Inc. (20%)
      ITT World Directories (U.K.) Ltd. (20%)
   Stevens Graphics, Inc.
      Oxmoor Press, Inc.*
      PrintSouth, Inc.*
      Ruralist Press, Inc.*
   TechSouth, Inc.*

Corporate Development Group

   BellSouth Ventures Corporation
      Marketing Communications Networks, Inc.*
   Uniquest Incorporated (approximately 4.2%)

International Group

   BellSouth Argentina S.A. (3%)
   BellSouth Asia/Pacific Enterprises, Inc.
      BellSouth New Zealand (a Partnership) (99%)
      BellSouth New Zealand Holdings Limited
         BellSouth New Zealand (a Partnership) (1%)
      Optus Communications Pty. Limited (24.5%)
         Optus Administration Pty. Limited
         Optus Mobile Pty. Limited
         Optus Networks Pty. Limited
            AUSSAT Finance Limited
               AUSSAT New Zealand Limited (1%)
            AUSSAT New Zealand Limited (99%)
         Optus Superannuation Pty. Limited
         Optus Systems Pty. Limited
   BellSouth Australia, Ltd.
      BellSouth Australia Pty. Limited (Trustee of ACA Unit Trust) Advanced Communications Australasia Unit Trust
         Austas Communications Pty. Ltd.*
         Austas Holdings Pty. Ltd.*
            Austas (S.A.) Unit Trust
         Austas (NSW) Pty. Ltd.*
         Austas Pty. Ltd. *
         Austas (Qld.) Pty. Ltd.*
         Instapage Unit Trust*
            Capital Paging Pty. Ltd.*
            Instapage Joint Venture (NSW Partnership) (29%)
            Instapage Pty. Limited*
               Instapage Operations Pty. Ltd.*
                  Instapage Joint Venture (NSW Partnership) (71%)
         SkyPage Voicecall Unit Trust
            Skypage Pty. Limited
         UTAS Pty. Ltd.*
         Voice Paging Systems (W.A.) Pty. Ltd.

   BellSouth Brazil, Inc.
      BCP Comercio e Participacoes Ltda. (.01%)*
      BSB Comercio e Participacoes Ltda. (.01%)*
         Telcell S.A. (34.99%)
      BSE Comercio e Participacoes Ltda. (.01%)*
         Celular Catarinense Comercio e Participacoes Ltda. (10%)
      Movicom S.A. (99.98%)
      Telefonia Movel do Sul S.A. (99.98%)
   BellSouth Chile Holdings, Inc.
      BellSouth Chile Inversiones S.A.
         Cidcom Larga Distancia S.A.
   BellSouth Chile, Inc.
      Cidcom S.A.
   BellSouth Holding GmbH
      Centweight B.V. (49%)
      E-Plus Mobilfunk GmbH (21%)
   BellSouth International, Inc.
      BellSouth Argentina S.A. (97%)
      BellSouth China, Inc.
      BellSouth International (Asia/Pacific), Inc.
         Beijing Ji Tong - BellSouth Communication & Information
            Engineering Co., Ltd. (50%)
         Skycell Communications Private Limited**
         TCIL BellSouth Limited (40%)
      BellSouth International Limited
         BellSouth International U.K. Trustee Limited
      BellSouth Inversora S.A. (0.01%)
         B.A. Celular Inversora S.A. (70.655%)
            Compania de Radiocomunicaciones
                  Moviles S.A. (65%)
      BellSouth Puerto Rico, Inc.*
      BSI Denmark, Inc.
         BLS Denmark Associates (40%)
            DMT Dansk Mobiltelefon I/S (29%)
      Compagnie Financiere pour le Radiotelephone S.A. (4%)
         Societe Francaise du Radiotelephone
      Datech S.A.

   BellSouth Inversora S.A. (99.99%)
      B.A. Celular Inversora S.A. (70.655%)
         Compania de Radiocomunicaciones Moviles S.A. (65%)
   BellSouth Israel, Inc.
   BellSouth Italy, Inc.
   BellSouth Mexico, S.A. de C.V.*
   BellSouth Mobilfunk GmbH*
   BellSouth New Zealand Limited
   BellSouth Personal Communications Limited*
      PCN One Limited* (25%)
   BellSouth Shanghai Centre, Ltd.
   BellSouth Venezuela, S.A.
      Capco (5%)
         Telcel Celular, C.A. (2.47%)
      Vencorp. (95%)
         Telcel Celular, C.A. (9.26%)
   BLS Denmark, Inc.
      BLS Denmark Associates (60%)
         DMT Dansk Mobiltelefon I/S (29%)
   Capco (95%)
      Telcel Celular, C.A. (2.47%)
   Communication-Developpement S.A. (16.99%)
   ROU Celular Inversora S.A. (76.08%)
      Abiatar S.A. (46%)
   Telcel Celular, C.A. (44%)
   UK Holdings, Inc.
      Air Call International B.V.
         Air Call Communications SA (93.75%)
   Vencorp. (5%)
      Telcel Celular, C.A. (9.26%)

Mobile Systems Group

   BellSouth Mobile Data, Inc.
      Australia New System L.P. (80% GP)
         BellSouth Mobile Data Australia Pty Limited
      BellSouth Mobile Data Services, Inc.
      BellSouth Wireless Data Company L.P. (90% GP)
         RAM/BSE Communications L.P. (49%)
            Australia New System L.P. (20% LP)
               BellSouth Mobile Data Australia Pty Limited
            Belgium New System L.P. (20% LP)
               RAM Mobile Data Belgium, S.C.S. (79.2% LP)
               RAM Mobile Data Belgium SC (80%)
                  RAM Mobile Data Belgium, S.C.S. (1% GP)
            France New System L.P. (20% LP)
               France Telecom Mobiles Data, S.A. (12.5%)
            Germany New System L.P. (20% LP)
               RAM Mobile Data Network GmbH
            Honolulu Cellular Telephone Company (49%)
            Netherlands New System L.P. (20% LP)
               RAM Mobile Data C.V. (79.2% LP)
               RAM Mobile Data (Netherlands) B. V. (80%)
                  RAM Mobile Data C.V. (1% GP)
            RAM Mobile Data Limited (55%)
            RAM Mobile Data USA Limited Partnership (98%)
            RAM Communications Consultants, Inc.
               RAM Communications Consultants Limited
               RAM Communications Consultants of Australia
                  Pty. Ltd.
      Belgium New System L.P. (80% GP)
         RAM Mobile Data Belgium S.P.R.L. (99.6%)
      France New System L.P. (80% GP)
         France Telecom Mobiles Data, S.A. (12.5%)
      Germany New System L.P. (80% GP)
         RAM Mobile Data Network GmbH
      Netherlands New System L.P. (80% GP)
         RAM Mobile Data C.V. (79.2% LP)
         RAM Mobile Data (Netherlands) B. V. (80%)
            RAM Mobile Data C.V. (1% GP)

      RAM Mobile Data Belgium S.P.R.L. (.4%)
      RAM Mobile Data Limited (10%)
      RAM/BSE Communications L.P. (1%)
   BellSouth Mobile Data, Inc. II
      BellSouth Wireless Data Company, L.P. (10% LP)
      BSE Mobile Data Company, L.P. (1.025% GP)
         RAM/BSE, L.P. (49% GP)
            RAM/BSE OpCo Limited Partner Corp.
               RAM/BSE Paging Company, L.P. (.001% LP)
            RAM/BSE Paging Company, L.P. (99.999% GP)
      RAM/BSE, L.P. (1% LP)
   BellSouth Mobile Systems, Inc.
      BellSouth Cellular Corp.
         American Cellular Communications Corporation (76.5%)
            ACC of Rockford, Inc.
               National Cellular Communications, Inc. (98.98847%)
            ACTC-Louisville Corp.*
            ACTC-Ventura Corp.*
            Anniston-Westel Company, Inc.
               Gulf Coast Cellular Telephone Company
                  (A Partnership)(98.7%)
            Atlanta-Athens MSA Limited Partnership (99.9%)
            Bakersfield Holdings, Inc.
               Bakersfield Cellular Telephone Company
            Charisma Communications Corp. of the Southwest
               (50%/ACCC; 50%/LIN)
               Houston Mobile Cellular Communications Company
                  (A Partnership)(16%/Charisma; 42% Houston Cellular) Houston Cellular Telephone Company (A Partnership)
                     (75%/Houston Mobile; 12.5%/Cellular Systems)
            Galveston Mobile Corporation
               Galveston Cellular Partnership (10.8526%)
                  Galveston Cellular Telephone Company
               Galveston Mobile Partnership (43.75%)
                  Galveston Cellular Partnership (56%)
                     Galveston Cellular Telephone Company
            Gary Cellular Corporation
               Gary Cellular Telephone Company (A Partnership)(33%)
            Georgia Cellular Holdings, Inc.
               Atlanta-Athens MSA Limited Partnership (.1%)
            Hawaii Cellular Corporation
               Honolulu Cellular Telephone Company (A
                  Partnership)(51%)
            Houston Cellular Corporation
               Cellular Systems (A Partnership)(50%)
                  Houston Cellular Telephone Company (A Partnership)
                     (12.5%/Cellular Systems; 75%/Houston Mobile)
               Houston Mobile Cellular Communications Company
                  (A Partnership)(42%/Houston Cellular; 16%/Charisma)
            Jackson Holdings, Inc.
               Jackson Acquisitions Corp. (94%)
                  Jackson Cellular Corporation
                     MCTA (A Partnership)(50%)
            Los Angeles RCCs, Inc. (85%/ACCC; 15%/LIN)
               Los Angeles Cellular Corporation (51%/LA RCCs;
                  49%/Westel-LA)
                  Los Angeles Cellular Telephone Company
                     (A Partnership)(65%)
                     ACC Cellular
            Rochester Cellular Corporation*
            San Juan Cellular Corporation*
            Westel-Indianapolis Company
               Bloomington Cellular Telephone Company
                  (a Partnership)(92.2762%)
               Kokomo Celltelco Partnership (a Partnership)(9.041%) Muncie Cellular Telephone Company, Inc. (93.4299%) Terre-Haute Cellular Telephone Company, Inc. (92.4085%)
            Westel-Los Angeles Company
               Los Angeles Cellular Corporation (49%/Westel-LA;
                  51%/LA RCCS)
                  Los Angeles Cellular Telephone Company (A
                     Partnership)(65%)
                     ACC Cellular
            Westel-Milwaukee Company, Inc.
               Green Bay Cellular Telephone Company
                  (a Partnership)(99.01%)
               Janesville Cellular Telephone Company, Inc. (79.9424%) Madison Cellular Telephone Company
                  (a Partnership)(92.5%)
               Racine Cellular Telephone Company
                  (a Partnership)(88.2390%)
               Sheboygan Cellular Telephone Company, Inc. (86.3505%)
            Westel Richmond, Inc.
               RCTC Wholesale Company (A Partnership)(72.73%)
                  Richmond Cellular Telephone Company
            Westel-Tampa Company, Inc. (85%) *
         Beeper Marketing of Delaware, Inc.
         BellSouth Cellular National Marketing, Inc.
         BellSouth Mobility Inc
            Acadiana Cellular General Partnership
               (RSA's No. 5 & 6)(35%)
            Alabama Cellular Service, Inc.
               Huntsville MSA Limited Partnership (40%)
            American Cellular Communications Corporation (23.5%)
               Atlanta-Athens MSA Limited Partnership (99.9%)
               Georgia Cellular Holdings, Inc.
                  Atlanta-Athens MSA Limited Partnership (.1%)
            BCP Comercio e Participacoes Ltda. (99.99%)*
            BellSouth Holdings B.V.
            BellSouth Mobility Communications, Inc.
               B-Side Carriers L.P. (9.796%)
            BSB Comercio e Participacoes Ltda. (99.99%)*
               Telcell S.A. (34.99%)
            BSE Comercio e Participacoes Ltda. (99.99%)*
               Celular Catarinense Comercio e
                  Participacoes Ltda. (10%)
            Celular Catarinense Comercio e Participacoes Ltda. (90%) Centel Cellular Company of Hickory (3.4%)
            Centel Cellular Company of North Carolina (11.1%)
            Centel Cellular Company of Tallahassee (10%)
            Century Cellunet of North Louisiana Cellular Limited
               Partnership (9%)
            Chattanooga CGSA, Inc.
               Chattanooga MSA Limited Partnership (62.695%)
            Decatur RSA Limited Partnership (80%)
            Florida Cellular Service, Inc.
               Jacksonville MSA Limited Partnership (85.76%)
            Florida RSA #2B (Indian River) Limited Partnership (71.5%) Georgia RSA No. 1 Limited Partnership (40%)
            Georgia RSA No. 2 Limited Partnership (45.92%)
            Georgia RSA No. 3 Limited Partnership (75%)
            Jackson Acquisitions Corp. (6%)
               Jackson Cellular Corporation
                  MCTA (A Partnership)(50%)
            Kentucky CGSA, Inc.
               Lexington MSA Limited Partnership (99.9%)
            Lexington MSA Limited Partnership (.1%)
            Louisiana CGSA, Inc.
               Baton Rouge MSA Limited Partnership (48%)
               Lafayette MSA Limited Partnership (51%)
            Louisiana RSA No. 7 Cellular General Partnership (66.7%) Louisiana RSA No. 8 Limited Partnership (50%)
            Memphis CGSA, Inc.
               Memphis SMSA Limited Partnership (75%)
            M-T Cellular, Inc.
            Nashville/Clarksville CGSA, Inc.
               Nashville/Clarksville MSA Limited Partnership (51%)
            North Carolina RSA 15 North Sector Limited
               Partnership(11.1%)
            Northeastern Georgia RSA Limited Partnership (35%) Northeast Mississippi Cellular, Inc.
            Orlando CGSA, Inc.
               Orlando SMSA Limited Partnership (85%)
            South Carolina Cellular Service, Inc.
               Columbia MSA Limited Partnership (85.5%)
            South Carolina RSA No. 4 Cellular General
               Partnership (50%)
            South Carolina RSA No. 5 Cellular General
               Partnership (50%)
            South Carolina RSA No. 6 Cellular General
               Partnership (50%)
            Telcell S.A. (15.01%)

         Cellular Mobile Services of California, Inc.
         Cellular Mobile Services of Michigan, Inc.
         Cellular Mobile Services of Texas, Inc.
      BellSouth Wireless, Inc.
      Graphic Cellular Properties, Inc.
      Mobile Communications Corporation of America
         California Satellite Systems*
         Digital Paging Systems of Canada, Inc.
         Digital Paging Systems of Maryland/D.C., Inc.
         MobileComm Nationwide Operations, Inc.
         MobileComm of Florida, Inc.
         MobileComm Northeast Holding Co., Inc.*
         MobileComm of the MidSouth, Inc.
         MobileComm of the Midwest, Inc.
            BSE Mobile Data Company, L.P. (98.975% LP)
         MobileComm of the Northeast, Inc.
            MobileComm of the West, Inc. (11%)
         MobileComm of the Southeast, Inc.
         MobileComm of the Southeast Private Carrier
            Paging Operations, Inc.
         MobileComm of the Southwest, Inc.
            FWS Radio, Inc. (50%)
         MobileComm of the West, Inc. (89%)
         MobileComm of Tennessee, Inc.
         Selective Paging Corporation*
         Skilldex, Inc. (26%)
   BellSouth Personal Communications, Inc.

Corporate Enterprises Group

   BellSouth Information Systems, Inc. (BIS)
   BellSouth Resources, Inc.
   Dataserv Financial Services, Inc.
   Dataserv International, Inc.
      BellSouth Limited*
      BellSouth U.K. Properties Limited
      Dataserv AG (Swiss Company)*
      Dataserv Espana, S.A.*
      Dataserv Inc. Scandinavia AB*
   Sunlink Corporation

Shelf Companies

   BellSouth Networks, Inc.*
























___________________

* Indicates an Inactive Company and/or the name of a company to which BellSouth Enterprises, Inc. has a contractual right.

** Stock owned by DSS Enterprises Private Ltd. at this time. If license awarded, stock will be owned by BellSouth International
(Asia/Pacific), Inc.


Unless indicated otherwise, each subsidiary is owned 100% by its parent company.



[/DOCUMENT]
[DESCRIPTION] EXHIBIT 24



EXHIBIT 24




Powers of Attorney

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ F. Duane Ackerman
F. Duane Ackerman
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Andrew F. Brimmer
Andrew F. Brimmer
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Armando M. Codina
Armando M. Codina
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Marshall M. Criser
Marshall M. Criser
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Gordon B. Davidson
Gordon B. Davidson
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in her capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Phyllis Burke Davis
Phyllis Burke Davis
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ William O. McCoy
William O. McCoy
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ John G. Medlin, Jr.
John G. Medlin, Jr.
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ C. Dixon Spangler, Jr.
C. Dixon Spangler, Jr.
Director



March 4, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Ronald A. Terry
Ronald A. Terry
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Thomas R. Williams
Thomas R. Williams
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ J. Tylee Wilson
J. Tylee Wilson
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.


         NOW THEREFORE, each of the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ John L. Clendenin                   February 28, 1994
John L. Clendenin                       Date
Chairman of the Board and
Chief Executive Officer
Director
(Principal Executive Officer)



/s/ Earle Mauldin                       March 7, 1994
Earle Mauldin                           Date
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)



/s/ Ronald M. Dykes                     March 1, 1994
Ronald M. Dykes                         Date
Vice President and Comptroller
(Principal Accounting Officer)

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ J. Hyatt Brown
J. Hyatt Brown
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Reuben V. Anderson
Reuben V. Anderson
Director



February 28, 1994
Date

POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993.

        NOW THEREFORE, the undersigned hereby constitutes and appoints John L. Clendenin, Ronald M. Dykes, Earle Mauldin and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the said Annual Report and to execute and cause to be filed any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ James H. Blanchard
James H. Blanchard
Director



March 1, 1994
Date